UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )
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Filed by a party other than the Registrant	☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

ALTO NEUROSCIENCE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ALTO NEUROSCIENCE, INC.
650 Castro Street, Suite 450
Mountain View, California 94041
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 12, 2026
Dear Alto Neuroscience, Inc. Stockholder:
You are cordially invited to attend the 2026 annual meeting of stockholders (the “Annual Meeting”) of Alto Neuroscience, Inc., a Delaware corporation (“we” or “us,” or the “Company”), which will be held on Tuesday, May 12, 2026 at 8:30 a.m. Eastern Time. The Annual Meeting will be virtual, held via live webcast, through which you can listen to the meeting, submit questions, and vote online. There is no physical location for the Annual Meeting.
The Annual Meeting will be held for the following purposes:
1.
To elect the Board of Director’s two nominees named in the accompanying proxy statement (“Proxy Statement”) to serve as Class II directors until the 2029 Annual Meeting of Stockholders;

2.
To ratify the Audit Committee of the Company’s Board of Directors’ selection of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.
To approve an amendment and restatement of our 2024 Equity Incentive Plan (the “2024 Plan”) to treat outstanding pre-funded warrants the same as outstanding shares of Common Stock for purposes of calculating the number of shares to be automatically added to the share reserve thereunder pursuant to the “evergreen” feature of the 2024 Plan;

4.
To approve an amendment and restatement of our 2024 Employee Stock Purchase Plan (the “2024 ESPP”) to treat outstanding pre-funded warrants the same as outstanding shares of Common Stock for purposes of calculating the number of shares to be automatically added to the share reserve thereunder pursuant to the “evergreen” feature of the 2024 ESPP; and

5.
To conduct any other business properly brought before the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.
The Annual Meeting can be attended by visiting www.virtualshareholdermeeting.com/ANRO2026 and entering your 16-digit Control Number included in your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form sent to you. You may log-in to the Annual Meeting beginning at 8:15 a.m. Eastern Time, on Tuesday, May 12, 2026. Please refer to the additional logistical details and recommendations in the accompanying Proxy Statement.
The record date for the Annual Meeting is March 16, 2026. Only stockholders of record at the close of business on that date are entitled to notice and may vote at the Annual Meeting, or any adjournment or postponement thereof. A stockholder entitled to attend and vote at the Annual Meeting is entitled to appoint one or more proxies to attend and vote instead of him or her at the Annual Meeting, using the proxy card provided or using an electronic proxy card by telephone or via the internet in the manner described in the Proxy Statement. A proxy need not be a stockholder of record.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 12, 2026, at 8:30 a.m. Eastern Time via live webcast.

This Notice, the accompanying Proxy Statement and our 2025 Annual Report on Form 10-K
are available at www.proxyvote.com. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote in advance via the internet, telephone or mail.

By Order of the Board of Directors
Erin R. McQuade
General Counsel and Chief Administrative Officer; Corporate Secretary
City of Mountain View, California
March 26, 2026

You are cordially invited to attend our Annual Meeting via our virtual meeting platform. Whether or not you expect to attend the meeting, please vote over the telephone or the internet prior to the Annual Meeting as instructed in these materials, or if you receive a paper proxy card by mail, by completing and returning such proxy card promptly in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy, you may still vote at the Annual Meeting.

ALTO NEUROSCIENCE, INC.
650 Castro Street, Suite 450
Mountain View, California 94041
PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
May 12, 2026
MEETING AGENDA
Proposals	Page	Voting Standard	Board Recommendation
Election of Directors	8	Plurality of the votes of the shares present or represented by proxy and entitled to vote in the election of directors. Only votes “For” will affect the outcome of the vote; “withhold” votes and broker non-votes will have no effect on the outcome of the vote.	“For” the director nominees
Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2026	20	Affirmative vote of a majority of the votes cast on this matter, voting affirmatively or negatively (excluding abstentions and broker non-votes).	“For”
Approval of an amendment and restatement of the Company’s 2024 Equity Incentive Plan to treat outstanding pre-funded warrants the same as outstanding shares of Common Stock for purposes of calculating the number of shares to be automatically added to the share reserve thereunder pursuant to the “evergreen” feature of the 2024 Equity Incentive Plan	22	Affirmative vote of a majority of the votes cast on this matter, voting affirmatively or negatively (excluding abstentions and broker non-votes).	“For”
Approval of an amendment and restatement of the Company’s 2024 Employee Stock Purchase Plan to treat outstanding pre-funded warrants the same as outstanding shares of Common Stock for purposes of calculating the number of shares to be automatically added to the share reserve thereunder pursuant to the “evergreen” feature of the 2024 Employee Stock Purchase Plan	30	Affirmative vote of a majority of the votes cast on this matter, voting affirmatively or negatively (excluding abstentions and broker non-votes).	“For”

i

ii

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why did I receive a notice regarding the availability of proxy materials on the internet?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors (the “Board”) of Alto Neuroscience, Inc. (sometimes referred to as “we”, “us”, the “Company” or “Alto”) is soliciting your proxy to vote at the 2026 annual meeting of stockholders via live webcast (the “Annual Meeting”), including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice, or request to receive a printed set of the proxy materials.
We intend to mail the Notice on or about March 26, 2026 to all stockholders of record entitled to vote at the Annual Meeting. The Notice contains instructions on how to access our Proxy Statement and our 2025 Annual Report on Form 10-K on the internet, instructions on how to vote via the internet or by telephone, instructions on how to request a paper copy of our proxy materials by mail, and how to register to attend the Annual Meeting.
Will I receive any other proxy materials by mail?
No, you will not receive any other proxy materials by mail unless you request, or had previously requested, a paper copy of proxy materials. To request that a full set of the proxy materials be sent to your specified postal address for the Annual Meeting, you may (i) visit www.proxyvote.com, (ii) call 1-800-579-1639 or (iii) send an email to sendmaterial@proxyvote.com. Please have your proxy card or Notice in hand when you access the website or call and follow the instructions provided and, if sending an email, please include your control number (discussed below) in the subject line.
What am I voting on?
There are four matters scheduled for a vote:
•
Election of two Class II directors (“Proposal 1”);

•
Ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal 2”);

•
Approval of an amendment and restatement of the 2024 Plan (“Proposal 3”); and

•
Approval of an amendment and restatement of the 2024 ESPP (“Proposal 4”).

What if another matter is properly brought before the meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How does the Board of Directors recommend I vote on these matters?
Our Board of Directors recommends a vote:
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“FOR” the election of Raymond Sanchez, M.D. and Gwill York as Class II directors;

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“FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

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“FOR” the approval of an amendment and restatement of the 2024 Plan to treat outstanding pre-funded warrants the same as outstanding shares of Common Stock for purposes of calculating the number of shares to be automatically added to the share reserve thereunder pursuant to the “evergreen” feature of the 2024 Plan; and

•
“FOR” the approval of an amendment and restatement of the 2024 ESPP to treat outstanding pre-funded warrants the same as outstanding shares of Common Stock for purposes of calculating the number of shares to be automatically added to the share reserve thereunder pursuant to the “evergreen” feature of the 2024 ESPP.

How do I attend the Annual Meeting?
The Annual Meeting will be held through a live webcast at www.virtualshareholdermeeting.com/ANRO2026. There is no physical meeting location, and thus you will not be able to attend the Annual Meeting in person.
You are entitled to attend the Annual Meeting if you were a stockholder of record as of the close of business on March 16, 2026, the record date, or hold a valid proxy for the meeting. To be admitted to the Annual Meeting, you will need to visit www.virtualshareholdermeeting.com/ANRO2026 and enter the 16‑digit Control Number found next to the label “Control Number” on your Notice, proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, follow the instructions from your broker, bank or other institution where you hold your account well in advance of the meeting if you have questions about obtaining your Control Number or proxy to vote.
Whether or not you participate in the Annual Meeting, it is important that you vote your shares. Please refer to the Q&A “How do I vote?” below for further details.
If you attend the Annual Meeting via live webcast with a Control Number, you will be able to vote at the meeting and submit questions. We encourage you to access the Annual Meeting before it begins at 8:30 a.m. Eastern Time. Online check-in will start approximately 15 minutes before the meeting on Tuesday, May 12, 2026.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on March 16, 2026 will be entitled to vote at the Annual Meeting. On the record date, there were 31,945,516 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on March 16, 2026 your shares were registered directly in your name with Alto’s transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, to ensure your vote is counted, we urge you to vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on March 16, 2026 your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting, and may access the meeting and vote by logging in with your Control Number at www.virtualshareholdermeeting.com/ANRO2026. However, since you are not the stockholder of record, you must follow the instructions provided by your brokerage firm, bank or other similar organization for your bank, broker or other stockholder of record to vote your shares per your instructions. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares by telephone and via the internet, including by providing you with a Control Number via email or on your notice or your voting instruction form. If your shares are held in an account with a broker, bank or other stockholder of record providing such a service, you may instruct them to vote your shares by telephone (by calling the number provided in the Proxy Materials) or over the internet as instructed by your broker, bank or other stockholder of record. If you did not receive a control number via email or on your notice or voting instruction form and you wish to vote prior to or at the virtual Annual

Meeting, you must follow the instructions from your broker, bank or other stockholder of record, including any requirement to obtain a valid legal proxy. Many brokers, banks and other stockholders of record allow a beneficial owner to obtain a valid legal proxy either online or by mail, and we recommend you contact your broker, bank or other stockholder of record to do so. You may not vote your shares online during the meeting unless you request and obtain a valid proxy from your broker or other agent, as required.
How do I vote?
For Proposal 1, you may either vote “For” the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For Proposal 2, Proposal 3, and Proposal 4, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote at the Annual Meeting, or vote in advance by proxy over the telephone, vote by proxy through the internet, or vote by proxy using a proxy card that you may request. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote during the Annual Meeting even if you have already voted by proxy.
•
To vote prior to the Annual Meeting (until 11:59 p.m. Eastern Time on May 11, 2026), you may vote via the Internet at www.proxyvote.com; by telephone; or by completing and returning their proxy card or voting instruction form, as described below.

•
To vote through the internet prior to the Annual Meeting, go to www.proxyvote.com and follow the instructions to submit your vote on an electronic proxy card. You will be asked to provide the company number and Control Number from the Notice or proxy card. Your internet vote must be received by 11:59 p.m. Eastern Time on May 11, 2026 to be counted.

•
To vote over the telephone, dial the number provided on the Notice or proxy card using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and Control Number from your Notice or proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on May 11, 2026 to be counted.

•
To vote using the proxy card that may be requested, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•
To vote during the Annual Meeting, if you are a stockholder of record as of the record date, follow the instructions at www.virtualshareholdermeeting.com/ANRO2026. You will need to enter the 16-digit Control Number found on your Notice or proxy card.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction form from that organization rather than from Alto. You should follow the instructions in the notice to ensure your vote is counted. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares by telephone and via the internet, including by providing you with a Control Number via email or on notice or your voting instruction form. If your shares are held in an account with a broker, bank or other stockholder of record providing such a service, you may instruct them to vote your shares by telephone (by calling the number provided in the proxy materials) or over the internet as instructed by your broker, bank or other stockholder of record. If you did not receive a Control Number via email or on your notice or voting instruction form, and you wish to vote prior to or at the virtual Annual Meeting, you must follow the instructions from your broker, bank or other stockholder of record, including any requirement to obtain your Control Number. Many brokers, banks and other stockholders of record allow a beneficial owner to obtain their control number either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.

Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of March 16, 2026.
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or at the Annual Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of both nominees for director, “For” the ratification of the selection by the Audit Committee of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026, “For” the approval of an amendment and restatement of the 2024 Plan, and “For” the approval of an amendment and restatement of the 2024 ESPP. If any other matter is properly presented at the meeting, your proxyholder will vote your shares using his or her best judgment.
If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?
If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (the “NYSE”), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. All brokers registered as members with the NYSE are subject to NYSE rules and, accordingly, the NYSE rules apply to the voting of all shares held in a brokerage account. In this regard, Proposal 1, Proposal 3, and Proposal 4 are considered to be “non-routine” under such rules, meaning that your broker may not vote your shares on this proposal in the absence of your voting instructions. However, Proposal 2 is considered to be a “routine” matter under such rules, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2.
If you are a beneficial owner of shares held in street name, and you do not plan to attend the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
Will a list of the stockholders of record as of the record date be available?
For the ten days ending the day prior to the Annual Meeting, a list of our stockholders of record as of the close of business on the record date will be available for examination by any stockholders of record for a legally valid purpose at our corporate headquarters during regular business hours. To access the list of stockholders of record, please email generalcounsel@altoneuroscience.com.
Where can we get technical assistance?
If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting login page.
During the Annual Meeting, how do we ask questions of management and the Board?
At the Annual Meeting, we plan to respond to appropriate stockholder questions relevant to Annual Meeting business, if allotted time permits. Stockholders of record as of the close of business on March 16,

2026 may submit questions during the Annual Meeting after logging in with your Control Number through www.virtualshareholdermeeting.com/ANRO2026. To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to the start of the Annual Meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Questions that are not relevant to the proposals to be voted on at the Annual Meeting and in compliance with the rules of conduct for the Annual Meeting will not be responded to.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on all Notices to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
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You may submit another properly completed proxy card, dated with a later date.

•
You may grant a subsequent proxy by telephone or through the internet.

•
You may send a timely written notice that you are revoking your proxy to Alto’s Corporate Secretary at 650 Castro Street, Suite 450, Mountain View, California 94041.

•
You may vote online during the Annual Meeting. Simply attending the Annual Meeting without voting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank or other agent, you should follow the instructions provided to you by your broker, bank or other agent.
When are stockholder proposals due for next year’s Annual Meeting?
Our stockholders may submit proposals on matters appropriate for stockholder action at annual stockholder meetings in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For such proposals to be included in our proxy materials relating to our 2027 annual meeting of stockholders (the “2027 Annual Meeting”), all applicable requirements of Rule 14a-8 must be satisfied and your proposal must be submitted in writing by November 26, 2026 to our Corporate Secretary at 650 Castro Street, Suite 450, Mountain View, California 94041.
If you wish to submit a proposal or nominate a director at the 2027 Annual Meeting but you are not requesting that your proposal or nomination be included in our proxy materials for the 2027 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act, your proposal or nomination must delivered to and received by our Corporate Secretary, in writing, at 650 Castro Street, Suite 450, Mountain View, California 94041 not later than the close of business on February 11, 2027 nor earlier than January 12, 2027. We also advise you to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

For more information, and for more detailed requirements, please refer to our Bylaws, filed as Exhibit 3.2 to our Current Report on Form 8-K (File No. 001-41944), filed with the SEC on February 6, 2024.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting. For Proposal 1, the inspector of election will separately count votes “For,” “Withhold,” and broker non-votes. For Proposal 2, Proposal 3, and Proposal 4, the inspector of election will separately count votes “For” and “Against,” abstentions and, if applicable, broker non-votes.
Broker non-votes on all proposals will have no effect and will not be counted towards the vote total for these proposals. Abstentions on Proposal 2, Proposal 3, and Proposal 4 will have no effect and will not be counted towards the vote total for these proposals.
What are “broker non-votes”?
A “broker non-vote” occurs when your broker submits a proxy for the meeting with respect to “routine” matters but does not vote on “non-routine” matters because you did not provide voting instructions on these matters. These un-voted shares with respect to “non-routine” matters are counted as “broker non-votes” and are not counted towards the vote total for non-routine proposals. Proposal 1, Proposal 3, and Proposal 4 are considered to be “non-routine” under NYSE rules and we therefore expect some broker non-votes on these proposals. However, because Proposal 2 is considered “routine” under such rules, we do not expect broker non-votes on this proposal.
As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
How many votes are needed to approve each proposal?
For Proposal 1, the election of directors, the nominees receiving the most “For” votes from the holders of shares present or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” will affect the outcome of the vote. “Withhold” votes and broker non-votes will each have no effect on the outcome.
Approval of Proposal 2, the ratification of the selection by the Audit Committee of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026, requires the affirmative vote of a majority of the votes cast on this proposal. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of Proposal 2. Since brokers have authority to vote on your behalf with respect to Proposal 2 as a “routine” matter, we do not expect broker non-votes on Proposal 2.
Approval of Proposal 3, the approval of an amendment and restatement of the 2024 Plan, requires the affirmative vote of a majority of the votes cast on this proposal. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of Proposal 3.
Approval of Proposal 4, the approval of an amendment and restatement of the 2024 ESPP, requires the affirmative vote of a majority of the votes cast on this proposal. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of Proposal 4.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares entitled to vote are present at the Annual Meeting virtually or represented by proxy. On March 16, 2026, the record date, there were 31,945,516 shares of common stock outstanding and entitled to vote. A majority of these shares must be present in person or virtually or represented by proxy at the Annual Meeting to have a quorum.

Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chairperson of the meeting or the holders of a majority of the voting power of the shares present at the meeting or represented by proxy may adjourn the Annual Meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us within four business days after the meeting, we intend to first file a Form 8-K publishing preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1
ELECTION OF DIRECTORS
Our Board is divided into three classes, with one class of our directors standing for election each year. The members of each class are elected to serve a three-year term with the term of office of each class ending in successive years. The Board presently has six members. The Board has nominated, based on the recommendation of the Nominating and Corporate Governance Committee (the “Governance Committee”), two Class II directors to stand for election at the Annual Meeting: Dr. Raymond Sanchez and Gwill York. Both nominees are currently directors of the Company. Dr. Raymond Sanchez was appointed by the Board in August 2025 after being identified and evaluated by members of the Board and management team, and Ms. York was previously elected by our stockholders. If elected at the Annual Meeting, each nominees would serve until the 2029 annual meeting and until the director’s successor has been duly elected and qualified or, if sooner, until the director’s death, resignation or removal.
Directors are elected by a plurality of the votes of the holders of shares present at the Annual Meeting or represented by proxy and entitled to vote on the election of directors. Accordingly, the two nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. We have no reason to believe that our director nominees will be unavailable for election at the Annual Meeting. In the event that either of our director nominees is unexpectedly not available to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors to be elected at the Annual Meeting.
On March 16, 2026, our Board approved an expansion of the size of the Board of Directors from six to seven directors, in accordance with a Securities Purchase Agreement that we entered into with certain institutional investors, dated March 16, 2026, pursuant to which we issued and sold shares of our common stock and pre-funded warrants to purchase shares of our common stock with an aggregate purchase price of approximately $120 million. All vacancies on the board of directors are filled exclusively by the affirmative vote of a majority of the remaining directors, even if less than a quorum is present, and not by the stockholders. Your proxy cannot be voted for a greater number of persons than the number of director nominees named in this proxy statement. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified or such director’s earlier death, resignation or removal.
Our corporate governance guidelines encourage our Board, including the nominees for director, to attend our annual meetings. Information relating to the director nominees and each continuing director, including his or her period of service as a director of the Company, principal occupation and other biographical material is shown below.
Class II Nominees to the Board of Directors for a Three-Year Term Expiring at the 2029 Annual Meeting
The nominees, their respective ages as of March 26, 2026, and the class in which they are being nominated are provided in the table below. Additional biographical description of the nominees, including length of service, is set forth in the text below the table. The description includes primary individual experience, qualifications, qualities and skills of our nominees that led to the conclusion that each should serve as a member of our Board at this time.
Name of Director Nominee	Class	Age	Position
Raymond Sanchez, M.D.	II	65	Director
Gwill York	II	69	Director
Raymond Sanchez, M.D has served as a member of our board of directors since August 2025. Dr. Sanchez has served as a Senior Advisor at Bain Capital Life Sciences, a global investment firm, since September 2024. He has also served as a director of Rapport Therapeutics, Inc. (Nasdaq: RAPP), a clinical-stage biotechnology company, since November 2024, and serves on the board of numerous privately held biotechnology companies. Dr. Sanchez previously served as Chief Medical Officer of Cerevel Therapeutics

Holdings, Inc. (previously Nasdaq: CERE), from January 2019 to August 2024 when it was acquired by AbbVie Inc., and of Avanir Pharmaceuticals, Inc. from June 2018 to January 2019. From November 2007 to January 2019, Dr. Sanchez held various roles of increasing responsibility at Otsuka Pharmaceutical Development & Commercialization, Inc., a privately-held healthcare company. Dr. Sanchez was an executive co-chair of the International Society for CNS Drug Development from November 2017 to January 2022 and has also contributed to other academic and charitable organizations. Dr. Sanchez holds two degrees from Northwestern University, a Bachelor of Arts degree in psychology from the Weinberg College of Arts and Sciences and a medical degree from the Feinberg School of Medicine, and trained in psychiatry at the Yale School of Medicine. The Board believes that Dr. Sanchez’s extensive experience overseeing medical strategy in the biotechnology and pharmaceutical industries and his background in medicine qualify him to serve on our Board.
Gwill York has served as a member of our board of directors since September 2021. From 1994 to 2017, Ms. York served as Founding Managing Director of Lighthouse Capital Partners, a venture financing firm she co-founded. Ms. York currently serves as a member of the board of directors of Sofina SA, a Belgian investment company listed on Euronext Brussels, as well as a member of the boards of trustees of various medical and non-profit organizations. Ms. York received an M.B.A. from Harvard Business School and a B.A. in Urban and Developing Economics from Harvard University. Our board of directors believes that Ms. York’s investment experience at Lighthouse Capital, financial expertise, and history of advising early-stage healthcare and technology companies qualify her to serve on our board of directors.
The Board Of Directors Recommends
A Vote In Favor Of The Named Nominees.
Continuing Directors
Continuing directors, their respective ages as of March 26, 2026, and the class in which they belong are provided in the table below. Additional biographical descriptions of each director, including length of service, are set forth in the text below the table.
Name of Director	Class	Age	Position	Term Expires
Amit Etkin, M.D., Ph.D.	III	49	President, Chief Executive Officer, and Chair of the Board	2027
Christopher Nixon Cox	III	47	Lead Independent Director	2027
Andrew Dreyfus	I	67	Director	2028
Husseini Manji, M.D.	I	67	Director	2028
Amit Etkin, M.D., Ph.D. is our Founder and has served as our Chief Executive Officer and the Chair of our board of directors since March 2019 and as our President since November 2023. Prior to forming Alto, Dr. Etkin served as a Professor of Psychiatry and Behavioral Sciences at the Stanford University School of Medicine, where he was on staff in multiple leading roles since July 2010. As a tenured Professor, Dr. Etkin became an international leader in the neuroscience of psychiatric disorders and their treatments. Dr. Etkin completed his psychiatry training at Stanford University and received an M.D. and a Ph.D. in Neurobiology from Columbia University, an M.Phil. in Neurobiology from Columbia University, and a B.S. in Biology from the Massachusetts Institute of Technology. Our board of directors believes that Dr. Etkin’s experience as our Founder, President, and Chief Executive Officer, as well as his expertise in the field of neuroscience, qualify him to serve on our board of directors.
Christopher Nixon Cox has served as a member of our board of directors since April 2022. Since December 2021, Mr. Cox has served as Chief Executive Officer of Lightswitch Capital, a private equity firm. In addition, Mr. Cox has served as Chief Executive Officer of Argali Carbon Corporation, a carbon offset developer, since January 2023 and of BioSource Feeds Corporation since November 2023. From December 2018 until March 2020, Mr. Cox served as Vice Chairman of Brightsphere, Inc, a publicly traded asset manager. Mr. Cox has also served as the Managing Partner and co-founder of OC Global Partners LLC, a financial services company, since October 2006. Previously, Mr. Cox served as a corporate associate at the law firm of Weil, Gotshal & Manges LLP from 2004 to 2006. Mr. Cox has served as chairman and a member of the board of directors of High-Trend International Group (Nasdaq: HTCO), an international shipping company, since March 2025 and as a member of the board of directors of Newsmax Inc. (NYSE: NMAX), a multimedia company, since December 2020. Mr. Cox received a J.D. from the New York University School of Law, a certificate in Finance from New York University Stern School and a B.A. in Politics from Princeton University. Our board of directors believes that Mr. Cox’s financial expertise and investment experience qualify him to serve on our board of directors.
Andrew Dreyfus has served as a member of our board of directors since October 2023. Since October 2025, Mr. Dreyfus has served as President and Chief Executive Officer of the National Institute for Health Care Management (NIHCM) Foundation. From August 2005 to December 2022, Mr. Dreyfus served in roles of increasing responsibility at Blue Cross Blue Shield of Massachusetts, a health insurance company, most recently serving as President and Chief Executive Officer from September 2010 to December 2022. Mr. Dreyfus served as a member of the board of directors of Ironwood Pharmaceutics, Inc. (Nasdaq: IRWD), a pharmaceutical company, from April 2016 to November 2025. He currently serves on numerous boards and advisory boards for non-profit organizations. Mr. Dreyfus received a B.A. in English from Connecticut College. Our board of directors believes that Mr. Dreyfus’ extensive leadership experience in the healthcare industry and his service as a public company director qualify him to serve on our board of directors.
Husseini Manji, M.D. has served as a member of our board of directors since February 2024. Since May 2023, Dr. Manji has served as Co-Chair of the U.K. Government Mental Health Mission. Dr. Manji has served as a professor at the University of Oxford since June 2021 and has served as a visiting professor at Duke University School of Medicine since July 2006. Dr. Manji previously served as Global Head, Science for Minds at Johnson & Johnson, a pharmaceutical company, from July 2020 to July 2022. Dr. Manji served as Global Therapeutic Head, Neuroscience at the Janssen Pharmaceutical Companies of Johnson & Johnson, a pharmaceutical company, from June 2008 to July 2020. Dr. Manji received an M.D. from the University of British Columbia and a B.S. in Biochemistry from the University of British Columbia. Dr. Manji received the designation of Fellow of the Royal College of Physicians of Canada from the Royal College of Physicians and Surgeons of Canada. Our board of directors believes Dr. Manji’s expertise and experience in the field of neuroscience qualify him to serve on our board of directors.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Independence of the Board of Directors
Our Board has undertaken a review of the independence of our directors and considered whether any director has a relationship that, in the opinion of the board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a member of our board. Based upon information requested from and provided by each director concerning such director’s background, employment, and affiliations, including family relationships, our board of directors has determined that Mr. Cox, Mr. Dreyfus, Dr. Manji, Dr. Sanchez, and Ms. York, representing five of our six current directors, are “independent directors” as defined under the listing standards of the NYSE. In making these determinations, our Board considered the current and prior relationships that each director has with our company and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and the transactions described in the section titled “Certain Related Person Transactions and Indemnification” below. Our Board has determined that Dr. Etkin, by virtue of his role as our President and Chief Executive Officer, is not an independent director under the current rules and regulations of the SEC and the listing standards of the NYSE. There are no family relationships among any of our directors or executive officers.
Board Leadership Structure
Dr. Etkin, our Founder, President, and Chief Executive Officer, is Chair of the Board. Our Board believes that combining the positions of Chief Executive Officer and Chair of the Board helps to ensure that the Board and management act with a common purpose. Our Board also believes that it is advantageous to have a chair of the board of directors with an extensive history with, and knowledge of, our company (as is the case with Dr. Etkin).
As Dr. Etkin is not an independent director, our Board has appointed Mr. Cox to serve as our lead independent director. The lead independent director’s responsibilities include, but are not limited to: presiding over all meetings of the Board at which the Chair of the Board is not present, including any executive sessions of the independent directors; calling meetings or separate sessions of the independent directors; approving board meeting schedules and agendas; acting as the liaison between the independent directors and the Chief Executive Officer and Chair of the Board; and when appropriate, meeting or otherwise communicating with our major stockholders or other constituencies. Our corporate governance guidelines provide the flexibility for our Board to modify our leadership structure in the future as it deems appropriate.
In addition, we have a separate chair for each committee of our Board. The chair of each committee is expected to report regularly to our Board on the activities of their committee in fulfilling their responsibilities as detailed in their respective charters or specify any shortcomings should that be the case.
Director Commitments
Our Board believes that all members of the Board should have sufficient time and attention to devote to Board duties and to otherwise fulfill the responsibilities required of directors. In assessing whether directors and nominees for director have sufficient time and attention to devote to Board duties, the Governance Committee and our Board consider, among other things, whether directors may be “overboarded,” which refers to the situation where a director serves on an excessive number of boards.
Our Board believes that each of our directors, including our director nominee, has demonstrated the ability to devote sufficient time and attention to Board duties and to otherwise fulfill the responsibilities required of directors.
Role of the Board of Directors in Risk Oversight
One of the Board’s key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through the standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us.
Our Audit Committee has the responsibility to consider and discuss our guidelines and policies with respect to risk assessment and risk management, including our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment is undertaken and the execution of internal controls. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of our compliance with the Sarbanes-Oxley Act of 2002, as amended. Audit Committee responsibilities also include oversight of cybersecurity risk management, and, to that end, the Audit Committee discusses cybersecurity and IT risk management periodically with management as part of standing meeting agendas. Our Governance Committee monitors the effectiveness of our corporate governance guidelines. Our Compensation and Management Development Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Typically, the entire Board or the applicable committee of the Board, meets periodically, and at least annually, with the employees responsible for risk management in the committees’ respective areas of oversight. Both the Board as a whole and the various standing committees receive periodic reports from management as to various risk management topics, as well as incident reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board.
Meetings of the Board of Directors
The Board met eight times during the last fiscal year. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or committee member.
As required under applicable NYSE listing standards, in fiscal year 2025, our independent directors met at regularly scheduled executive sessions without management present. Mr. Cox presided over the executive sessions.
Information Regarding Committees of the Board of Directors
The Board has established three standing committees: an Audit Committee, a Compensation and Management Development Committee, and a Nominating and Corporate Governance Committee. Members serve on these committees until their resignation or until otherwise determined by our Board. Our Board may establish other committees as it deems necessary or appropriate from time to time.
Each committee operates under a written charter that is available to our stockholders in the “Corporate Governance” section of our investor relations website at https://investors.altoneuroscience.com, which satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE. The following table provides membership and meeting information for each of these standing committees:
Name	Audit	Compensation and Management Development	Nominating and Corporate Governance
Christopher Nixon Cox	X	X*	X
Andrew Dreyfus	X	X
Husseini Manji, M.D.			X*
Raymond Sanchez, M.D.			X
Gwill York	X*	X
Total meetings in fiscal year 2025	5	5	3

*
Designates Committee Chairperson

Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.

Audit Committee
Our Audit Committee consists of Mr. Cox, Mr. Dreyfus, and Ms. York, with Ms. York serving as the chair. Our Board has determined that each of these individuals satisfies the requirements for independence under the current rules and regulations of the SEC and the listing standards of the NYSE. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with NYSE audit committee requirements. In addition, our Board has determined that Mr. Cox and Ms. York each qualify as an “audit committee financial expert” within the meaning of SEC regulations. In arriving at these determinations, the Board has examined each Audit Committee member’s scope of experience and the nature of their prior and/or current employment.
The primary responsibilities of the audit committee include, among other things:
•
helping our board of directors oversee our corporate accounting and financial reporting processes;

•
managing the selection, engagement, qualifications, independence, and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

•
discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

•
developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•
reviewing related person transactions;

•
obtaining and reviewing a report by the independent registered public accounting firm that describes its internal quality control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

•
approving, or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.

Report of the Audit Committee of the Board of Directors(1)
The Audit Committee has reviewed and discussed the consolidated audited financial statements for the fiscal year ended December 31, 2025 with management of the Company. The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the consolidated audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
The Audit Committee
Ms. Gwill York, Chair
Mr. Christopher Nixon Cox
Mr. Andrew Dreyfus

(1)
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation and Management Development Committee (“Compensation Committee”)
Our Compensation Committee consists of Mr. Cox, Mr. Dreyfus, and Ms. York, with Mr. Cox serving as chair. Our Board has determined that each of the members of our Compensation Committee is independent under the listing standards of the NYSE and qualifies as a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.
The primary responsibilities of the Compensation Committee include, among other things:
•
reviewing and approving (or, as applicable, recommending to our board of directors) the compensation of our Chief Executive Officer and other executive officers;

•
reviewing and approving the compensation paid to our non-employee directors;

•
administering our equity incentive plans and other benefit programs;

•
reviewing and approving, or making recommendations to our board of directors with respect to, incentive compensation and equity plans;

•
reviewing, adopting, amending, and terminating the terms of any employment agreements, severance arrangements, bonus plans, deferred compensation plans, change-of-control protections, and any other compensatory arrangements for our executive officers;

•
reviewing, evaluating, and recommending to our board of directors succession plans for our executive officers; and

•
reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation philosophy.

Compensation Committee Processes and Procedures
Typically, the Compensation Committee holds regularly scheduled meetings several times per year. The agenda for each meeting is developed by the Chair of the Compensation Committee, in consultation with management and our outside compensation consultants. The Compensation Committee meets regularly in executive session. Various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to present financial, equity, market comparative or other background information or advice, or to otherwise participate in Compensation Committee meetings.
The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation. The charter of the Compensation Committee grants the Compensation Committee full access to all of our books, records, facilities and personnel. In addition, under the charter, the Compensation Committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.
For the fiscal year ended December 31, 2025, the Compensation Committee retained an independent compensation consultant from Aon Consulting, Inc., through its Human Capital Solutions division (“Aon”), as the Compensation Committee’s advisor reporting directly to the Chair of the Compensation Committee. The Compensation Committee annually assesses the independence of the compensation consultant under SEC and NYSE criteria and, for 2025, concluded that no conflict of interest exists that would prevent Aon from serving as an independent consultant to the Compensation Committee.
Our Compensation Committee identified Aon based on Aon’s consulting experience, key competencies, technical resources, and general reputation in the industry. The Compensation Committee requested that Aon:

•
evaluate the efficacy of our compensation strategy and practices in supporting and reinforcing our long-term strategic goals;

•
assist in both refining our compensation strategy and developing and implementing executive and director compensation programs to execute that strategy;

•
assist the Compensation Committee in formulating strategies for fostering retention and strengthening alignment of compensation with the achievement of specific strategic milestones and stockholder value creation; and

•
ensure our compensation strategy adheres to market best practices.

As part of its engagement of Aon, the Compensation Committee directed Aon to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. Aon ultimately developed recommendations that were presented to the Compensation Committee for its consideration.
Historically, the Board or the Compensation Committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards, and established new performance objectives at one or more meetings held during the first quarter of the year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted with input from directors.
Nominating and Corporate Governance Committee (“Governance Committee”)
Our Governance Committee currently consists of Dr. Manji, Mr. Cox and Dr. Sanchez, with Dr. Manji serving as Chair. Our Board has determined that each of these individuals is “independent” as defined under the applicable listing standards of the NYSE and SEC rules and regulations.
The primary responsibilities of the Governance Committee include, among other things:
•
identifying, reviewing, and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by our stockholders, to serve on our board of directors;

•
considering and making recommendations to our board of directors regarding the composition and chairmanship of the committees of our board of directors;

•
instituting plans or programs for the continuing education of our board of directors and orientation of new directors;

•
developing and making recommendations to our board of directors regarding corporate governance guidelines and matters; and

•
overseeing periodic evaluations of the board of directors’ performance, including committees of the board of directors.

Board Membership Criteria
The Board and the Governance Committee will determine the appropriate characteristics, skills and experience for the Board as a whole and for its individual members. The Board considers recommendations for nominees from the Governance Committee. In considering candidates, the Board and the Governance Committee intend to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment, having a diverse personal background, perspective and experience, and having the commitment to rigorously represent the long-term interests of our stockholders. The Board and the Governance Committee review candidates for director nomination in the context of the current composition of our Board, our operating requirements and the long-term interests of our stockholders. In conducting this assessment, the Board and the Governance Committee will consider diversity of personal background, perspective and experience, age, skills, and such other factors as each deems appropriate given the current needs of us and our Board to maintain a balance of knowledge, experience and capability. With regard to diversity, we are committed to seeking to attain diversity and balance among directors of thought, viewpoints, backgrounds, skills, experience, expertise, race, gender, sexual orientation, and geography. Accordingly, as part of the director search process, the Governance Committee will endeavor to consider qualified candidates, including candidates who self-identify their gender as female and candidates from underrepresented communities, in each case who meet the relevant business and search criteria. The Governance Committee assesses the effectiveness of such policy through its periodic evaluation of the composition of the full board of directors.
In the case of incumbent directors whose terms of office are set to expire, the Board and the Governance Committee review such directors’ overall service to us and our business during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence, including share ownership or other factors. In the case of new director candidates, the Board and the Governance Committee also determine whether the nominee must be independent for purposes of satisfying NYSE rules and regulations.
The Governance Committee will consider director candidates recommended by stockholders. The Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Governance Committee at the following address: 650 Castro Street, Suite 450, Mountain View, California 94041 in accordance with the timeline outlined in the section entitled “When are stockholder proposals due for next year’s Annual Meeting?” under the heading “Questions and Answers About These Proxy Materials and Voting.” Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of our stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.
Non-Employee Director Compensation
Director Compensation Table
The following table sets forth information regarding the compensation of our non-employee directors earned for service on our Board during the year ended December 31, 2025.
Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
Po Yu (Jeff) Chen, Ph.D.*	19,747	—	19,747
Christopher Nixon Cox	4,390	106,153	110,543
Andrew Dreyfus	54,000	26,263	80,263
Husseini Manji, M.D.	1,929	71,200	73,129
Maha Radhakrishnan, M.D.*	17,906	—	17,906
Raymond Sanchez, M.D.	8,682	76,222	84,904
Gwill York	—	88,178	88,178

*
Dr. Chen and Dr. Radhakrishnan served as members of our Board until their terms of office expired at our May 13, 2025 Annual Meeting of Stockholders.

(1)
Consists of cash compensation paid to non-employee directors during 2025 including annual cash retainers, committee chair retainers, and committee member retainers. Certain directors elected to receive stock options in lieu of all or a portion of such 2025 cash retainers, which had a grant date fair value, calculated based on the Black-Scholes option valuation methodology, equal to the compensation that they would have otherwise received in cash.

(2)
The amounts shown in the Option Awards column represent the grant date fair value of stock options granted to the non-employee director during 2025 under the 2024 Equity Incentive Plan. Amounts reported in this column have been determined in accordance with Financial Accounting Standards Board Accounting Standards Codification, Topic 718. The assumptions made in the valuation reflected in this column are set forth in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The amounts do not reflect dollar amounts actually received by the non-employee director or the economic value that may be received by the non-employee director upon stock option exercise or any sale of the underlying shares of common stock. Options held by non-employee members of the Board were not eligible for the Repricing described below under “Executive Compensation—Narrative to the Summary Compensation Table—Option Repricing.”

The following table provides information regarding the number of shares of common stock underlying options held by our non-employee directors that were outstanding as of December 31, 2025:
Name	Shares Underlying Outstanding Options as of December 31, 2025
Po Yu (Jeff) Chen, Ph.D.*	—
Christopher Nixon Cox	75,720
Andrew Dreyfus	68,342
Husseini Manji, M.D.	63,139
Maha Radhakrishnan, M.D.*	—
Raymond Sanchez, M.D.	34,502
Gwill York	113,463

*
Dr. Chen and Dr. Radhakrishnan served as members of our Board until their terms of office expired at our May 13, 2025 Annual Meeting of Stockholders.

Dr. Etkin, our Chief Executive Officer, who is also the Chair of the Board of Directors, did not receive any additional compensation for service as a director. Dr. Etkin’s compensation as a named executive officer is set forth below under “Executive Compensation—Summary Compensation Table.”
Non-Employee Director Compensation Policy
For the year ended December 31, 2025, our non-employee director compensation policy provided that each non-employee director would receive the following compensation for service on our Board:
•
an annual cash retainer of $40,000 (plus an additional $30,000 for the non-executive chair of our Board, if any, and an additional $20,000 for the lead independent director);

•
an additional annual cash retainer of $8,000, $6,000, and $5,000 for service as a member of the Audit Committee, the Compensation Committee, and the Governance Committee, respectively;

•
an additional annual cash retainer of $16,000, $12,000, and $10,000 for service as chair of the Audit Committee, the Compensation Committee, and the Governance Committee, respectively;

•
an initial option grant to purchase 30,574 shares of our common stock on the date of each such non-employee director’s appointment to our Board; and

•
an annual option grant to purchase 15,287 shares of our common stock on the date of each of our annual stockholder meetings.

Under the non-employee director compensation policy, directors may elect to receive some or all of their eligible cash compensation in the form of stock options.
Upon appointment of Dr. Sanchez to the board of directors on August 12, 2025, pursuant to the non-employee director compensation policy described above, Dr. Sanchez received an option to purchase 30,574 shares of our common stock under our 2024 Equity Incentive Plan at an exercise price per share equal to $3.18.
Each of the option grants described above under the non-employee director compensation policy was granted under our 2024 Equity Incentive Plan. Each initial option grant will vest and become exercisable in equal monthly installments over a three-year period, subject to the director’s continuous service to us through each vesting date. Each annual option grant will vest and become exercisable subject to the director’s continuous service to us through the earlier of the first anniversary of the date of grant or the next annual stockholder meeting. The term of each option will be ten years, subject to earlier termination as provided in the 2024 Equity Incentive Plan.
We have reimbursed and will continue to reimburse all of our non-employee directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings.
Our non-employee director compensation policy was subsequently amended by our Board on November 11, 2025 to modify the equity grants made to non-employee directors under the Plan. Beginning January 1, 2026, our non-employee director compensation policy provides that each non-employee director will receive the following:
•
an initial option grant to purchase the lesser of: (i) 48,200 shares of our common stock or (ii) the largest whole number shares of our common stock that results in such option having an aggregate Black-Scholes value not exceeding $400,000 on the date of each such non-employee director’s appointment to our Board; and

•
an annual option grant to purchase the lesser of: (1) 24,100 shares of our common stock or (2) the largest whole number shares of our common stock that results in such option having an aggregate Black-Scholes value not exceeding $200,000 shares of our common stock on the date of each of our annual stockholder meetings.

Stockholder Communications with the Board of Directors
All stockholders and other interested parties are welcome to communicate with our non-management directors through an established process for stockholder communication. For communication directed to our non-management directors, please contact our Corporate Secretary in writing at the address listed below.
Alto Neuroscience, Inc.
650 Castro Street, Suite 450
Mountain View, CA 94041
Attn: Corporate Secretary
Communications from stockholders must set forth:
1.
the name and address of the stockholder on whose behalf the communication is sent; and

2.
the number and class of shares of the Company that are owned beneficially by such stockholder as of the date of the communication.

The Corporate Secretary will review each communication. The Corporate Secretary will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate, in which case the Corporate Secretary shall discard the communication. All communications directed to the Audit Committee in accordance with the Company’s whistleblower policy that relate to questionable accounting or auditing matters involving the Company will be promptly and directly forwarded to the Audit Committee.

Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics (the “Code of Conduct”) that applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions. A copy of the Code of Conduct is available in the “Corporate Governance” section of our investor relations website at https://investors.altoneuroscience.com. We intend to disclose on our website any future amendments of our Code of Conduct or waivers that exempt any of the principal executive officer, principal financial officer, principal accounting officer or controller, persons performing similar functions or our directors from provisions in the Code of Conduct. Information contained on, or that can be accessed through, our website is not incorporated by reference into this Proxy Statement.
Insider Trading Policy
We have adopted insider trading policies and procedures governing the purchase, sale, and/or other dispositions of our securities by directors, officers, and employees, or the Company itself, that are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the NYSE listing standards. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed on March 20, 2025.
Corporate Governance Guidelines
We have adopted Corporate Governance Guidelines to ensure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to, among other things, board composition and selection including diversity, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines are available in the “Corporate Governance” section of our investor relations website at https://investors.altoneuroscience.com.
Hedging and Pledging Policy
Our Board has adopted an insider trading policy which applies to all of our directors, officers, employees, and agents (such as consultants and contractors). The policy prohibits hedging or similar transactions designed to decrease the risks associated with holding our common stock. In addition, our insider trading policy prohibits trading in derivative securities related to our common stock, which include publicly traded call and put options, engaging in short selling of our common stock, holding our common stock in a margin account, and pledging our shares as collateral for a loan.
Equity Award Grant Policies and Procedures
It is not the Compensation Committee’s practice to time or otherwise coordinate the granting of any equity awards to our non-employee directors or named executive officers with any release of material nonpublic information. It is the practice of our Compensation Committee to review the Company’s results and our named executive officers’ performance following the end of a fiscal year, as well as the outstanding equity awards held by our named executive officers, and, based on those reviews, to grant stock options to our named executive officers. The grant date for those equity awards is generally consistent with the date on which our Compensation Committee meets during the first fiscal quarter of each year. Additionally, our Compensation Committee approves the granting of equity awards in connection with the commencement of employment of our named executive officers, and from time to time as determined appropriate by our Compensation Committee. In accordance with our non-employee director compensation policy, our eligible non-employee directors are granted stock options on the effective date of their appointment to the board, the date of each annual meeting of our stockholders, and on specifically designated dates for any director who elects to receive some or all of their eligible cash compensation in the form of stock options.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board has selected Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Deloitte has audited our financial statements since 2021. Representatives of Deloitte are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte as our independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Deloitte to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interests and the best interests of our stockholders.
The affirmative vote of a majority of the votes cast on this matter, voting affirmatively or negatively (excluding abstentions and broker non-votes) will be required to ratify the selection of Deloitte.
Principal Accountant Fees and Services
The following table represents aggregate fees billed to us for the fiscal years ended December 31, 2025 and 2024, by Deloitte and its affiliates:
	Fiscal Year Ended December 31,
Fee Category	2025	2024
Audit fees(1)	$891,805	$1,509,739
Audit-related fees(2)	0	0
Tax fees(3)	64,800	32,400
All other fees(4)	1,895	1,895
Total fees	$958,500	$1,544,034

(1)
Audit fees consist of fees billed or expected to be billed for professional services provided in connection with the audit of our annual consolidated financial statements, the review of our quarterly condensed consolidated financial statements and audit services that are normally provided by the independent registered public accounting firm in connection with regulatory filings. For the fiscal year ended December 31, 2024, this category also included fees for services provided in connection with the IPO.

(2)
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and not reported under “Audit Fees.”

(3)
Tax fees consist of fees for tax compliance, tax advice and tax planning services, including fees for professional services related to an Internal Revenue Code Section 382 study.

(4)
All other fees consist of aggregate fees billed for products and services provided by our independent registered public accounting firm other than those disclosed above and consist of fees for accessing Deloitte’s online accounting research tool.

Our Audit Committee was formed upon the consummation of our initial public offering (“IPO”). As a result, the Audit Committee did not pre-approve the portion of the foregoing services that occurred prior to our February 2024 IPO, although any services rendered prior to the formation of our Audit Committee were approved by our Board. All services performed and fees incurred subsequent to our IPO were pre-approved by our Audit Committee.

Pre-Approval Policies and Procedures
The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Deloitte. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
The Audit Committee has determined that the rendering of services other than audit services by Deloitte is compatible with maintaining the principal accountant’s independence.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3
APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE 2024 EQUITY
INCENTIVE PLAN
Overview
The Board is asking our stockholders to approve an amendment and restatement of the Alto Neuroscience, Inc. 2024 Equity Incentive Plan, which was approved by the Board on March 16, 2026, subject to approval of our stockholders at the Annual Meeting. In this proxy statement, we refer to the 2024 Equity Incentive Plan prior to the amendment and restatement as the “2024 Plan” and as amended and restated, the “Amended 2024 Plan.”
The 2024 Plan currently provides that the number of shares of common stock (“Common Stock”) reserved for issuance thereunder automatically increases on January 1 of each year by 5% of the number of shares of all classes of our Common Stock, regardless of the number of votes per share (“Capital Stock”), issued and outstanding on December 31 of the preceding calendar year, through calendar year 2034 (the “Evergreen Provision”), unless the Board determines to increase the share pool by a smaller number of shares.
The Amended 2024 Plan amends the Evergreen Provision such that the number of shares reserved for issuance under the Amended 2024 Plan will be automatically increased on January 1 of each year, beginning on January 1, 2027 and ending on and including January 1, 2034, by 5% of the sum of (i) the number of shares of Capital Stock issued and outstanding on December 31 of the preceding calendar year, and (ii) the number of shares of Capital Stock issuable upon the exercise of any pre-funded warrants outstanding as of December 31 of the preceding calendar year, unless the Board determines to increase the share pool by a smaller number of shares (the “Amended Evergreen Provision”). The Board has determined that it is in the best interests of the Company and our stockholders to seek stockholder approval of the Amended 2024 Plan, including the Amended Evergreen Provision, because, among other things, we have a continuing need to grant equity awards to attract and retain qualified personnel and to respond to relevant market changes in equity compensation practices.
If this Proposal 3 is approved by our stockholders, the Amended 2024 Plan will become effective as of the date of the Annual Meeting. In the event that our stockholders do not approve this Proposal 3, the Amended 2024 Plan will not become effective and the 2024 Plan will continue in its current form.
Summary of the Amended 2024 Plan
The following is a summary of the principal provisions of the Amended 2024 Plan. This summary, however, does not purport to be a complete description of all of the provisions of the Amended 2024 Plan and is qualified in its entirety by reference to the full text of the Amended 2024 Plan, which is attached as Appendix A to this proxy statement.
Types of Awards.   Our Amended 2024 Plan provides for the grant of incentive stock options, or ISOs, to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options, or NSOs, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards, and other forms of stock awards to employees, directors, and consultants, including employees and consultants of our affiliates. As of the Record Date, approximately 74 employees, five non-employee directors and six consultants would be eligible to participate in the Amended 2024 Plan.
Share Reserve.   As of the Record Date, the maximum number of shares of Common Stock reserved for issuance pursuant to awards under the Amended 2024 Plan was 4,945,504 shares, of which up to 515,847 shares remained available for issuance. In addition, the Amended Evergreen Provision under the Amended 2024 Plan provides for an automatic increase in the number of shares reserved for issuance thereunder on January 1 of each calendar year from 2027 through 2034, equal to (a) 5% of the sum of (i) the number of shares of Capital Stock issued and outstanding on December 31 of the preceding calendar year, and (ii) the number of shares of Capital Stock issuable upon the exercise of any pre-funded warrants outstanding as of December 31 of the preceding calendar year or (b) a lesser amount as may be approved by the Board each year. The maximum number of shares of Common Stock that may be issued under the Amended 2024

Plan pursuant to the exercise of options intended to qualify as ISOs within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), is 6,000,000 shares.
Shares subject to stock awards granted under our Amended 2024 Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, do not reduce the number of shares available for issuance under our Amended 2024 Plan. Additionally, shares become available for future grant under our Amended 2024 Plan if they were issued under stock awards under our Amended 2024 Plan if we repurchase them or they are forfeited. This includes shares used to pay the exercise price of a stock award or to satisfy the tax withholding obligations related to a stock award.
Plan Administration.   Our Board, or a duly authorized committee of our Board, will administer our Amended 2024 Plan. Our Board may also delegate to one or more persons or bodies the authority to do one or more of the following (i) designate recipients (other than officers) of specified stock awards provided that no person or body may be delegated authority to grant a stock award to themself; (ii) determine the number of shares subject to such stock award; and (iii) determine the terms of such stock awards. Under our Amended 2024 Plan, our Board has the authority to determine and amend the terms of awards and underlying agreements, including:
•
recipients;

•
the exercise, purchase or strike price of stock awards, if any;

•
the number of shares subject to such stock award;

•
the vesting schedule applicable to the awards, together with any vesting acceleration; and

•
the form of consideration, if any, payable on exercise or settlement of the award.

Under the Amended 2024 Plan, the Board also generally has the authority to effect, with the consent of any adversely affected participant:
•
the reduction of the exercise, purchase, or strike price of any outstanding award;

•
the cancellation of any outstanding award and the grant in substitution therefore of other awards, cash, or other consideration; or

•
any other action that is treated as a repricing under generally accepted accounting principles.

Stock Options.   ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the Amended 2024 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our Common Stock on the date of grant. Options granted under the Amended 2024 Plan vest at the rate specified in the stock option agreement as determined by the plan administrator.
Tax Limitations on ISOs.   The aggregate fair market value, determined at the time of grant, of our Common Stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant; and (ii) the option is not exercisable after the expiration of five years from the date of grant.
Restricted Stock Unit Awards.   Restricted stock units are granted under restricted stock unit award agreements adopted by the plan administrator. Restricted stock units may be granted in consideration for any form of legal consideration that may be acceptable to our Board and permissible under applicable law. A restricted stock unit may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards.   Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past services to us, or any other form of legal consideration that may be acceptable to our Board and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of our Common Stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.
Stock Appreciation Rights.   Stock appreciation rights are granted under stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our Common Stock on the date of grant. A stock appreciation right granted under the Amended 2024 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.
Performance Awards.   The Amended 2024 Plan permits the grant of performance-based stock and cash awards. The plan administrator may structure awards so that the shares of our stock, cash, or other property will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. The performance criteria that will be used to establish such performance goals may be based on any measure of performance selected by the plan administrator. The performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the goals are established, we will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of our Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to Common Stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the FDA, EMA or other comparable regulatory authority. In addition, we retain the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of the goals. The performance goals may differ from participant to participant and from award to award.
Other Stock Awards.   The plan administrator may grant other awards based in whole or in part by reference to our Common Stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.
Non-Employee Director Compensation Limit.   The aggregate value of all compensation granted or paid to any non-employee director with respect to any fiscal year, including stock awards granted and cash fees paid by us to such non-employee director, will not exceed $750,000 in total value, or in the event such non-employee director is first appointed or elected to the board during such fiscal year, $1,000,000 in total value (in each case, calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes).
Changes to Capital Structure.   In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (i) the class and maximum number of shares reserved for issuance under the Amended 2024 Plan, (ii) the class and maximum number of shares by which the share reserve may increase automatically each year, (iii) the class and maximum number of shares that may be issued on the exercise of incentive stock options, and (iv) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.
Corporate Transactions.   The following applies to stock awards under the Amended 2024 Plan in the event of a corporate transaction, unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the plan administrator at the time of grant.
In the event of a corporate transaction, any stock awards outstanding under the Amended 2024 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the transaction (contingent upon the effectiveness of the transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the transaction). With respect to performance awards with multiple vesting levels depending on performance level, unless otherwise provided by an award agreement or by the administrator, the award will accelerate at 100% of target. If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then with respect to any such stock awards that are held by persons other than current participants, such awards will terminate if not exercised (if applicable) prior to the effective time of the transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the transaction. The plan administrator is not obligated to treat all stock awards or portions of stock awards in the same manner and is not obligated to take the same actions with respect to all participants.
In the event a stock award will terminate if not exercised prior to the effective time of a transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the value of the property the participant would have received upon the exercise of the stock award over (ii) any exercise price payable by such holder in connection with such exercise.
Under our Amended 2024 Plan, a corporate transaction is defined to include: (i) a sale of all or substantially all of our assets; (ii) the sale or disposition of more than 50% of our outstanding securities; (iii) the consummation of a merger or consolidation where we do not survive the transaction; and (iv) the consummation of a merger or consolidation where we do survive the transaction but the shares of our Common Stock outstanding before such transaction are converted or exchanged into other property by virtue of the transaction, unless otherwise provided in an award agreement or other written agreement between us and the award holder. Under the Amended 2024 Plan, a change in control is defined to include (1) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock; (2) a merger, consolidation or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity); (3) the approval by the stockholders or the Board of a plan of our complete dissolution or liquidation, or the occurrence of our complete dissolution or liquidation, except for a liquidation into a parent corporation; (4) a sale, lease, exclusive license or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders; and (5) an unapproved change in the majority of the Board.
Change in Control.   In the event of a change in control, as defined under our Amended 2024 Plan, awards granted under our Amended 2024 Plan will not receive automatic acceleration of vesting and exercisability, although this treatment may be provided for in an award agreement.

Clawback.   All awards granted under the Amended 2024 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, our Board may impose such other clawback, recovery or recoupment provisions in a stock award agreement as our Board determines necessary or appropriate.
Transferability.   A participant may not transfer stock awards under our Amended 2024 Plan other than by will, the laws of descent and distribution, or as otherwise provided under our Amended 2024 Plan.
Plan Amendment or Termination.   Our Board has the authority to amend, suspend, or terminate our Amended 2024 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No incentive stock options may be granted after the tenth anniversary of the date our Board adopted our Amended 2024 Plan. No stock awards may be granted under our Amended 2024 Plan while it is suspended or after it is terminated.
Federal Income Tax Consequences
The following is a summary of the principal United States federal income tax consequences to participants and the Company with respect to participation in the Amended 2024 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of shares acquired the Amended 2024 Plan. The Amended 2024 Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of our tax reporting obligations.
Nonstatutory Stock Options
Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying shares on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying shares on the date of exercise of the stock option over the exercise price. If the participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.
We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.
Incentive Stock Options
The Amended 2024 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.
If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.
We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Restricted Stock Awards
Generally, the recipient of a restricted stock award will recognize ordinary income at the time the shares are received equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. If, however, the shares are not vested when they are received (for example, if the employee is required to work for a period of time in order to have the right to sell the shares), the recipient generally will not recognize income until the shares become vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date they become vested over any amount paid by the recipient in exchange for the shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the shares on the date the award is granted over any amount paid by the recipient for the shares.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the shares are received or when the shares become vested.
We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.
Restricted Stock Unit Awards
Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exemption to Section 409A of the Code will recognize ordinary income at the time the shares are delivered equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. To comply with the requirements of Section 409A of the Code, the shares subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exemption to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the shares are delivered.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.
Stock Appreciation Rights
Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying shares on the grant date, the recipient will recognize ordinary income equal to the fair market value of the shares or cash received upon such exercise.
We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.
Section 162(m) Limit
Under Section 162(m) of the Code (“Section 162(m)”), compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Awards granted under the Amended 2024 Plan will be subject to the deduction limit under Section 162(m).
Common Stock Price
As of the record date, the closing price of a share of Common Stock on the New York Stock Exchange was $24.29.
New Plan Benefits under the Amended 2024 Plan
In general, awards to executive officers, other employees and consultants are made at the discretion of the administrator. As a result, the benefits and amounts that will be received or allocated to executive officers, other employees, and consultants under the Amended 2024 Plan are not determinable at this time. Pursuant to our non-employee director compensation policy (as amended effective November 11, 2025), each of our current non-employee directors would be eligible to receive an annual grant under the Amended 2024 Plan of an option to purchase the lesser of (1) 24,100 shares of Common Stock or (2) the largest whole number of shares of Common Stock that results in such option having an aggregate Black-Scholes value not exceeding $200,000. For more information regarding our non-employee director compensation policy, please see the section above entitled “Non-Employee Director Compensation”.
Aggregate Past Grants Under the 2024 Plan
As of the record date, awards covering a total of 5,108,876 shares of Common Stock have been granted under the 2024 Plan since its inception, inclusive of shares underlying awards that subsequently expired or were forfeited and became available for reissuance under the terms of the 2024 Plan. The following table shows information regarding the grant of such awards under the 2024 Plan (regardless of whether subsequently exercised or forfeited) to the persons and groups identified below.
Name and Position	Number of Options	Number of Restricted Stock Units
Amit Etkin, M.D., Ph.D., President, Chief Executive Officer, and Chair of the Board	744,000	34,711
Nicholas Smith, Chief Financial Officer and Chief Business Officer	425,000	19,153
Michael Hanley, Chief Operating Officer	452,000	0
All current executive officers as a group (4 persons)	1,894,000	53,864
All current non-employee directors as a group (5 persons)	308,190	0
All employees, including all current officers who are not executive officers, as a group	2,795,722	0

Certain Interests of Directors
In considering the recommendation of our Board with respect to the approval of the Amended 2024 Plan, stockholders should be aware that the members of the Board have certain interests that may present them with conflicts of interest in connection with such proposal. As discussed above, directors are eligible to receive awards under the Amended 2024 Plan. The Board recognizes that approval of this proposal may benefit our directors and their successors.
Required Vote of Stockholders
Approval of Proposal 3 requires the affirmative vote of a majority of the votes cast on this proposal. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of Proposal 3.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

PROPOSAL 4
APPROVAL OF AN AMENDMENT AND RESTATEMENT
OF THE 2024 EMPLOYEE STOCK PURCHASE PLAN
Overview
The Board is asking our stockholders to approve an amendment and restatement of the Alto Neuroscience, Inc. 2024 Employee Stock Purchase Plan, which was approved by the Board on March 16, 2026, subject to approval of our stockholders at the Annual Meeting. In this proxy statement, we refer to the 2024 Employee Stock Purchase Plan prior to the amendment and restatement as the “2024 ESPP” and as amended and restated, the “Amended 2024 ESPP.”
The 2024 ESPP currently provides that the number of shares of common stock (“Common Stock”) reserved for issuance thereunder automatically increases on January 1 of each year, commencing on January 1, 2025 and ending on (and including) January 1, 2034, in an amount equal to the lesser of (x) 1% of the number of shares of all classes of our Common Stock, regardless of the number of votes per share (“Capital Stock”), issued and outstanding on December 31 of the preceding calendar year, and (y) 750,000 shares of Common Stock (the “Evergreen Provision”), unless the Board determines to increase the share pool by a smaller number of shares.
The Amended 2024 ESPP amends the Evergreen Provision such that the number of shares reserved for issuance under the Amended 2024 ESPP will be automatically increased on January 1 of each year, beginning on January 1, 2027 and ending on (and including) January 1, 2034, by the lesser of (x) 1% of the sum of (i) the number of shares of Capital Stock issued and outstanding on December 31 of the preceding calendar year, and (ii) the number of shares of Capital Stock issuable upon the exercise of any pre-funded warrants outstanding as of December 31 of the preceding calendar year, or (y) 750,000 shares of Common Stock (the “Amended Evergreen Provision”). Approval of the Amended 2024 ESPP, including the Amended Evergreen Provision, will allow us to continue to provide our employees with the opportunity to acquire an ownership interest in the Company through their participation in the Amended 2024 ESPP, thereby encouraging them to remain in our service and more closely aligning their interests with those of our stockholders.
If this Proposal 4 is approved by our stockholders, the Amended 2024 ESPP will become effective as of the date of the Annual Meeting. In the event that our stockholders do not approve this Proposal 4, the Amended 2024 ESPP will not become effective and the 2024 ESPP will continue in its current form.
Summary of the Amended 2024 ESPP
The material features of the Amended 2024 ESPP are described below. The following description of the Amended 2024 ESPP is a summary only and is qualified in its entirety by reference to the complete text of the Amended 2024 ESPP. Stockholders are urged to read the actual text of the Amended 2024 ESPP in its entirety, which is attached as Appendix B to this proxy statement.
Purpose.   The purpose of the Amended 2024 ESPP is to secure and retain the services of new employees, to retain the services of existing employees, and to provide incentives for such individuals to exert maximum efforts toward our success and that of our affiliates. Our Amended 2024 ESPP includes two components. One component is designed to allow eligible U.S. employees to purchase our ordinary shares in a manner that may qualify for favorable tax treatment under Section 423 of the Code. The other component permits the grant of purchase rights that do not qualify for such favorable tax treatment in order to allow deviations necessary to permit participation by eligible employees who are foreign nationals or employed outside of the U.S. while complying with applicable foreign laws.
Share Reserve.   As of the record date, the maximum number of shares of Common Stock reserved for issuance under the 2024 ESPP was 839,100 shares. In addition, the Amended Evergreen Provision under the Amended 2024 ESPP provides for an automatic increase on January 1 of each calendar year, from 2027 through 2034, equal to the lesser of (i) 1% of the sum of (i) the number of shares of Capital Stock issued and outstanding on December 31 of the preceding calendar year, and (ii) the number of shares of Capital Stock issuable upon the exercise of any pre-funded warrants outstanding as of December 31 of the preceding calendar year, or (y) 750,000 shares of Common Stock; provided that before the date of any such increase, our Board may determine that such increase will be less than the amount set forth in clauses (i) and (ii). As of the record date, no offerings have commenced and no shares of our Common Stock have been purchased under the 2024 ESPP.
Administration.   Our Board, or a duly authorized committee thereof, will administer our Amended 2024 ESPP. Our Board may delegate concurrent authority to administer the Amended 2024 ESPP to our Compensation and Management Development Committee under the terms of the Compensation and Management Development Committee’s charter. The Amended 2024 ESPP is implemented through a series of offerings under which eligible employees are granted purchase rights to purchase shares of our Common Stock on specified dates during such offerings. Under the Amended 2024 ESPP, we may specify offerings with durations of not more than 27 months and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of our Common Stock will be purchased for employees participating in the offering. An offering under the Amended 2024 ESPP may be terminated under certain circumstances.
Payroll Deductions.   Generally, all regular employees, including executive officers, employed by us or by any of our designated affiliates, may participate in the Amended 2024 ESPP and may contribute, normally through payroll deductions, up to 15% of their earnings (as defined in the Amended 2024 ESPP) for the purchase of our Common Stock under the Amended 2024 ESPP. Unless otherwise determined by our Board, Common Stock will be purchased for the accounts of employees participating in the Amended 2024 ESPP at a price per share that is at least the lesser of (i) 85% of the fair market value of a share of our Common Stock on the first date of an offering; or (ii) 85% of the fair market value of a share of our Common Stock on the date of purchase. As of the Record Date, approximately 73 employees were eligible to participate in the 2024 ESPP.
Limitations.   Employees may have to satisfy one or more of the following service requirements before participating in the Amended 2024 ESPP, as determined by our Board, including: (i) customary employment with us or one of our affiliates for more than 20 hours per week and more than five months per calendar year; or (ii) continuous employment with us or one of our affiliates for a minimum period of time (not to exceed two years). No employee may purchase shares under the Amended 2024 ESPP at a rate in excess of $25,000 worth of our Common Stock based on the fair market value per share of our Common Stock at the beginning of an offering for each year such a purchase right is outstanding. Finally, no employee will be eligible for the grant of any purchase rights under the Amended 2024 ESPP if immediately after such rights are granted, such employee has voting power over 5% or more of our outstanding capital stock measured by vote or value under Section 424(d) of the Code.
Changes to Capital Structure.   In the event that there occurs a change in our capital structure through such actions as a stock split, merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or similar transaction, the Board will make appropriate adjustments to: (i) the number of shares reserved under the Amended 2024 ESPP; (ii) the maximum number of shares by which the share reserve may increase automatically each year; (iii) the number of shares and purchase price of all outstanding purchase rights; and (iv) the number of shares that are subject to purchase limits under ongoing offerings.
Corporate Transactions.   In the event of certain significant corporate transactions, including: (i) a sale of all or substantially all of our assets; (ii) the sale or disposition of more than 50% of our outstanding securities; (iii) the consummation of a merger or consolidation where we do not survive the transaction; and (iv) the consummation of a merger or consolidation where we do survive the transaction but the shares of our Common Stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction, any then-outstanding rights to purchase our stock under the Amended 2024 ESPP may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue, or substitute for such purchase rights, then the participants’ accumulated payroll contributions will be used to purchase shares of our Common Stock within ten business days before such corporate transaction, and such purchase rights will terminate immediately.

ESPP Amendment or Termination.   Our Board has the authority to amend or terminate our Amended 2024 ESPP, provided that except in certain circumstances such amendment or termination may not materially impair any outstanding purchase rights without the holder’s consent. We will obtain stockholder approval of any amendment to our Amended 2024 ESPP as required by applicable law or listing requirements.
Federal Income Tax Information
The following is a summary of the principal United States federal income taxation consequences to participants and us with respect to participation in the Amended 2024 ESPP. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of a purchase right or the sale or other disposition of Common Stock acquired under the Amended 2024 ESPP. The Amended 2024 ESPP is not qualified under the provisions of Section 401(a) of the Internal Revenue Code and is not subject to any of the provisions of ERISA.
Rights granted under the Amended 2024 ESPP are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423 of the Internal Revenue Code.
A participant will be taxed on amounts withheld for the purchase of shares of our Common Stock as if such amounts were actually received. Otherwise, no income will be taxable to a participant as a result of the granting or exercise of a purchase right until a sale or other disposition of the acquired shares. The taxation upon such sale or other disposition will depend upon the holding period of the acquired shares.
If the shares are sold or otherwise disposed of more than two years after the beginning of the offering period and more than one year after the shares are transferred to the participant, then the lesser of the following will be treated as ordinary income: (i) the excess of the fair market value of the shares at the time of such sale or other disposition over the purchase price; or (ii) the excess of the fair market value of the shares as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period). Any further gain or any loss will be taxed as a long-term capital gain or loss.
If the shares are sold or otherwise disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income at the time of such sale or other disposition. The balance of any gain will be treated as capital gain. Even if the shares are later sold or otherwise disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the shares on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the shares have been held.
There are no federal income tax consequences to us by reason of the grant or exercise of rights under the Amended 2024 ESPP. We are entitled to a deduction to the extent amounts are taxed as ordinary income to a participant for shares sold or otherwise disposed of before the expiration of the holding periods described above (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).
Common Stock Price
As of the record date, the closing price of a share of Common Stock on the New York Stock Exchange was $24.29.
New Plan Benefits under the Amended 2024 ESPP
Participation in the Amended 2024 ESPP is voluntary and each eligible employee will make his or her own decision regarding whether and to what extent to participate in the Amended 2024 ESPP. In addition, the Board and the Compensation and Management Development Committee have not granted any purchase rights under the Amended 2024 ESPP that are subject to stockholder approval of this Proposal 4. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the Amended 2024 ESPP are not determinable. Our non-employee directors will not be eligible to participate in the Amended 2024 ESPP.
Plan Benefits under 2024 ESPP
As of the record date, no offerings have commenced and no shares of our Common Stock have been purchased under the 2024 ESPP.
Required Vote of Stockholders
Approval of Proposal 4 requires the affirmative vote of a majority of the votes cast on this proposal. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of Proposal 4.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 4.

EXECUTIVE OFFICERS
The following table sets forth information regarding our executive officers as of March 26, 2026. Each executive officer serves at the discretion of our Board and holds office until the executive officer’s successor is duly elected and qualified or until the executive officer’s earliest resignation or removal.
Name	Age	Position(s)
Amit Etkin, M.D., Ph.D.	49	President, Chief Executive Officer, and Chair of the Board
Nicholas Smith	37	Chief Financial Officer and Chief Business Officer
Michael Hanley	53	Chief Operating Officer
Adam Savitz, M.D., Ph.D.	60	Chief Medical Officer
Amit Etkin, M.D., Ph.D. Biographical information regarding Dr. Etkin is set forth under the section titled “Election of Directors—Continuing Directors” above.
Nicholas Smith has served as our Chief Financial Officer since November 2022 and has served as our Chief Business Officer since September 2021. Mr. Smith also served as a member of our board of directors from July 2023 through October 2023. Prior to joining us, Mr. Smith served in various roles at Aptinyx Inc., a CNS-focused biopharmaceutical company, from March 2017 until September 2021, including Vice President, Investor Relations and Corporate Development from March 2021 to September 2021, Senior Director, Corporate Development and Investor Relations from March 2019 to March 2021, and Director, Corporate Development from March 2017 to March 2019. Mr. Smith received a B.A. in Accounting and Finance from North Central College.
Michael Hanley has served as our Chief Operating Officer since May 2024. Prior to joining Alto, he served as Founder and Executive Director of Slainte Strategic Consulting LLC from May 2023 to May 2024. Mr. Hanley previously served as Chief Business Officer and Chief Commercial Officer of Aeglea BioTherapeutics, Inc. (“Aeglea”), a biotechnology company, from August 2022 to April 2023 and October 2019 to August 2022, respectively. Prior to Aeglea, Mr. Hanley served as Vice President and U.S. Chief Commercial Officer of Esteve Pharmaceuticals, S.A., a privately-held specialty pharmaceutical company, from April 2018 to September 2019. Mr. Hanley received a BBA in Marketing from the University of Notre Dame and an MBA from the Kellogg School of Management at Northwestern University.
Adam Savitz, M.D., Ph.D. has served as our Chief Medical Officer since July 2021. Before joining us, Dr. Savitz served in various roles at Janssen Research and Development, LLC, a pharmaceutical company, from May 2011 to June 2021, most recently serving as Senior Director Clinical Research from July 2017 to June 2021. From 2020 to 2021, he served as Clinical Strategy Leader for the Mood Disorder Disease Area Stronghold. Dr. Savitz completed his psychiatry training and served on the staff at Massachusetts General Hospital. He served as a full-time faculty member in the Department of Psychiatry at Weill Cornell Medicine, including as unit chief of an inpatient psychiatry unit, from 2001 until 2011. He received an M.D. and Ph.D. in Molecular Biology at the University of California, Los Angeles and a B.S./M.S. in Molecular Biophysics and Biochemistry from Yale University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding beneficial ownership of our capital stock as of March 16, 2026 by:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

•
each of our directors;

•
each of our named executive officers; and

•
all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. Unless otherwise indicated, we believe based on information provided to us, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
The percentage ownership information shown in the table below is based on 31,945,516 shares of common stock outstanding as of March 16, 2026. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to stock options, warrants or other rights that are held by that person or entity that are either immediately exercisable or exercisable within 60 days of March 16, 2026. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Subsequent to March 16, 2026, and as previously reported on a Current Report on Form 8-K filed by us on March 16, 2026, we entered into a Securities Purchase Agreement with certain institutional investors (the “Purchasers”), pursuant to which we sold and issued to the Purchasers in a private placement transaction (i) 2,900,000 shares of our common stock, and (ii) with respect to certain Purchasers, pre-funded warrants to purchase 3,100,000 shares of our common stock (the “2026 Private Placement”). For purposes of the table presented below, the shares and pre-funded warrants issued in the 2026 Private Placement are not included.
Except as otherwise noted below, the address for each person or entity listed in the table is c/o Alto Neuroscience, Inc., 650 Castro Street, Suite 450, Mountain View, California 94041.
	Beneficial Ownership
Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater than 5% Holders
Alpha Wave Ventures II, LP(1)	3,707,757	11.61%
Entities affiliated with Commodore Capital LP(2)	3,343,206	9.99%
Entities affiliated with Perceptive Advisors LLC(3)	3,347,512	9.99%
Entities affiliated with Point72 Asset Management(4)	2,824,275	8.69%
Vestal Point Capital LP(5)	2,485,000	7.78%
Amit Etkin, M.D., Ph.D.(6)	1,786,743	5.50%
Directors and Named Executive Officers:
Amit Etkin, M.D., Ph.D.(6)	1,786,743	5.50%
Nicholas Smith(7)	464,482	1.43%
Michael Hanley(8)	137,146	*
Christopher Nixon Cox(9)	785,527	2.45%
Andrew Dreyfus(10)	57,577	*
Husseini Manji, M.D.(11)	56,553	*
Raymond Sanchez, M.D.(12)	12,524	*
Gwill York(13)	131,048	*
All executive officers and directors as a group (9 persons)(14)	3,791,743	11.25%

*
Represents beneficial ownership of less than one percent.

(1)
This information has been obtained from a Schedule 13G filed on February 8, 2024 by Alpha Wave Global, LP (“Alpha Wave”), Alpha Wave Ventures GP, Ltd. (“Alpha Wave Ventures GP”), Chimera Investment LLC (“Chimera”), and Lunate Holdings RSC LTD (“Lunate”). Consists of shares of common stock held by Alpha Wave Ventures II, LP. Alpha Wave Ventures GP, is the general partner of Alpha Wave Ventures II, LP, and therefore may be deemed to exercise voting and dispositive control over the shares held by Alpha Wave Ventures II, LP. Alpha Wave Ventures GP is a joint venture between Alpha Wave and Lunate. Lunate is a subsidiary of Chimera. Richard Gerson is the Chairman and Chief Investment Officer of Alpha Wave. Chimera is controlled by its board of directors. The address for each of Alpha Wave Ventures II, LP, Alpha Wave Ventures GP and Richard Gerson is 667 Madison Avenue, 19th Floor, New York, NY 10065. The address for Chimera is Office 410, Royal Group Headquarters Building, Khalifa Park Area, Abu Dhabi, United Arab Emirates. The address for Lunate is Unit No. 1, Floor 12, Al Maryah Tower, Abu Dhabi Global Market Square, Al Maryah Island, Abu Dhabi, United Arab Emirates.

(2)
This is based on the Company’s records and information obtained from a Schedule 13G/A filed on February 17, 2026 by Commodore Capital LP (“Commodore Capital”), Commodore Capital Master LP (“Commodore Master”), Robert Egen Atkinson, and Michael Kramarz. Consists of (i) 1,823,196 shares of common stock and (ii) 1,520,010 shares of common stock issuable upon the exercise of pre-funded warrants held by Commodore Master. Due to a beneficial ownership blocker in the pre-funded warrants, the number of shares beneficially owned excludes 16,344 shares of common stock issuable upon the exercise of pre-funded warrants held by Commodore Master. This does not include an additional (a) 900,000 shares and (b) pre-funded warrants to purchase 2,000,000 shares that we issued and sold to Commodore Master in the 2026 Private Placement. Commodore Capital is the investment manager to Commodore Master and may be deemed to beneficially own these securities. Michael Kramarz and Robert Egen Atkinson are the managing partners of Commodore Capital and exercise investment discretion with respect to these securities. The address for Commodore Capital, Robert Egen Atkinson, and Michael Kramarz is 444 Madison Avenue, Floor 35, New York, NY 10022. The address for Commodore Master is c/o Maples Corporate Services Limited, Ugland House, South Church Street, PO Box 309, Grand Cayman KY1-1103, Cayman Islands.

(3)
This is based on the Company’s records and information obtained from a Schedule 13G/A filed on February 17, 2026 by Perceptive Advisors LLC (“Perceptive Advisors”), Joseph Edelman, and Perceptive Life Sciences Master Fund. Ltd. (“Perceptive Master Fund”). Consists of (i) 1,784,393 shares of common stock and (ii) 1,563,119 shares of common stock issuable upon the exercise of pre-funded warrants held by Perceptive Master Fund. Due to a beneficial ownership blocker in the pre-funded warrants, the number of shares beneficially owned excludes 973,235 shares of common stock issuable upon the exercise of pre-funded warrants held by Perceptive Master Fund. Perceptive Advisors serves as the investment manager of Perceptive Master Fund. This does not include an additional (a) 362,500 shares and (b) pre-funded warrants to purchase 362,500 shares that we issued and sold to Perceptive Master Fund in the 2026 Private Placement. Joseph Edelman serves as the managing member of Perceptive Advisors. Accordingly, Perceptive Advisors and Mr. Edelman may be deemed to have beneficial ownership of the securities held of record by the Master Fund. Perceptive Advisors and Mr. Edelman do not own directly any shares of our common stock. The address for each of the entities and person listed above 51 Astor Place, 10th Floor, New York, NY 10003.

(4)
This is based on the Company’s records and information obtained from a Schedule 13G/A filed on February 17, 2026 by Point72 Asset Management, L.P. (“Point72 Asset Management”), Point72 Capital Advisors, Inc. (“Point72 Capital”), Point 72 Biotech Private Investments, LLC (“Point72 Biotech”), Differentiated Ventures Investments, LLC (“Differentiated Ventures”), 72 Investment Holdings, LLC (“72 Investment”), and Steven A. Cohen. Consists of (i) 1,606,954 shares of common stock and (ii) 549,543 shares of common stock issuable upon the exercise of pre-funded warrants held by Point72 Associates, LLC (“Point72 Associates”), and (iii) 667,778 shares of common stock held by Point72 Biotech. This does not include an additional (a) 237,500 shares and (b) pre-funded warrants to purchase 237,500 shares that we issued and sold to Point72 Associates in the 2026 Private Placement. Point72 Asset Management, Differentiated Ventures, and Mr. Cohen do not own directly any shares of our common stock. Pursuant to an investment management agreement, Point72 Asset Management maintains investment and voting power with respect to the securities held by Point72 Associates. Point72 Capital is the general partner of Point72 Asset Management. Mr. Cohen controls each of Point72

Asset Management and Point72 Capital. Differentiated Ventures is the managing member of Point72 Biotech and may be deemed to share beneficial ownership over the shares of common stock held by Point72 Biotech. 72 Investment is the sole member of Differentiated Ventures and may be deemed to share beneficial ownership of the shares of common stock of which Differentiated Ventures may be deemed the beneficial owner. Mr. Cohen controls each of Point72 Biotech, Differentiated Ventures, and 72 Investment. The address for each of the entities and person listed above is 72 Cummings Point Road, Stamford, CT 06902.
(5)
This is based on the Company’s records and information obtained from a Schedule 13G filed on February 17, 2026 by Vestal Point Capital, LP (“Vestal”) and Ryan Wilder. Consists of 2,485,000 shares of common stock held by a certain fund and a managed account (the “Vestal Point Fund and Account”) of which Vestal is the investment adviser. This does not include an additional (a) 38,303 shares that we issued and sold to Vestal Point Master Fund, LP, in the 2026 Private Placement and (b) 36,697 shares that we issued and sold to an account associated with Vestal in the 2026 Private Placement. Mr. Wilder is the Chief Investment Officer and Managing Partner of Vestal and the Managing Member of Vestal Point Capital, LLC, the general partner of Vestal, with respect to the shares of common stock directly held by the Vestal Point Fund and Account. The address for each of the entities and person listed above is 632 Broadway, Suite 602, New York, NY 10012.

(6)
Consists of (a) 1,233,949 shares of common stock held by Dr. Etkin, and (b) 552,794 shares of common stock issuable upon the exercise of options held by Dr. Etkin that are exercisable within 60 days of March 16, 2026.

(7)
Consists of (a) 24,060 shares of common stock held by Mr. Smith, and (b) 440,422 shares of common stock issuable upon the exercise of options held by Mr. Smith that are exercisable within 60 days of March 16, 2026.

(8)
Consists of 137,146 shares of common stock issuable upon the exercise of options held by Mr. Hanley that are exercisable within 60 days of March 16, 2026.

(9)
Consists of (a) 715,653 shares of common stock held by Lightswitch Capital Fund I, L.P., or Lightswitch Capital, and (b) 69,874 shares of common stock issuable upon the exercise of options held by Mr. Cox that are exercisable within 60 days of March 16, 2026. Mr. Cox, a member of our board of directors, is the Chief Executive Officer of Lightswitch Capital GP, LLC, or Lightswitch GP, the general partner of Lightswitch Capital. As a result, each of Mr. Cox and Lightswitch GP may be deemed to have voting and investment power with respect to the shares held by Lightswitch Capital. The address for each of the entities and person listed above is 1133 Avenue of the Americas, New York, New York 10036.

(10)
Consists of 57,577 shares of common stock issuable upon the exercise of options held by Mr. Dreyfus that are exercisable within 60 days of March 16, 2026.

(11)
Consists of 56,553 shares of common stock issuable upon the exercise of options held by Dr. Manji that are exercisable within 60 days of March 16, 2026.

(12)
Consists of 12,524 shares of common stock issuable upon the exercise of options held by Dr. Sanchez that are exercisable within 60 days of March 16, 2026.

(13)
Consists of (a) 23,917 shares of common stock held by Ms. York and (b) 107,131 shares of common stock issuable upon the exercise of options held by Ms. York that are exercisable within 60 days of March 16, 2026.

(14)
Consists of (a) 2,037,430 shares of common stock held by our executive officers and directors, and (b) 1,754,313 shares of common stock issuable upon the exercise of options held by our executive officers and directors that are exercisable within 60 days of March 16, 2026.

EXECUTIVE COMPENSATION
Summary Compensation Table
Our named executive officers for the year ended December 31, 2025, consisting of our principal executive officer and the next two most highly compensated executive officers who were serving in such capacity as of December 31, 2025, are:
•
Amit Etkin, M.D., Ph.D., our President, Chief Executive Officer, and Chair of the Board;

•
Nicholas Smith, our Chief Financial Officer and Chief Business Officer; and

•
Michael Hanley, our Chief Operating Officer.

The following table summarizes the total compensation of our named executive officers for their services performed in the years ended December 31, 2025 and 2024. This table should be read in conjunction with the “Narrative to the Summary Compensation Table” immediately below.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
Amit Etkin, M.D., Ph.D. President, Chief Executive Officer, and Chair of the Board	2025	650,671	220,000	—	934,186	358,072	25,558	2,188,487
	2024	603,050	—	516,500	2,553,350	368,401	24,547	4,065,848
Nicholas Smith Chief Financial Officer and Chief Business Officer	2025	493,720	220,000	—	594,723	222,300	10,842	1,541,585
	2024	466,511	—	284,997	1,030,500	203,300	10,656	1,995,964
Michael Hanley Chief Operating Officer	2025	488,800	—	—	517,598	195,520	11,010	1,212,928
	2024	283,205	—	—	1,876,263	201,160	82,000	2,442,628

(1)
The amounts shown represent discretionary bonuses awarded to each of Dr. Etkin and Mr. Smith for 2025 in recognition of their respective efforts with regard to both our acquisition of assets from Chase Therapeutics Corporation and the $50 million private placement financing transaction completed in October 2025.

(2)
The amounts shown in the Stock Awards and Option Awards columns represent the grant date fair value of stock options and restricted stock units determined in accordance with Financial Accounting Standards Board Accounting Standards Codification, Topic 718. In addition, effective July 3, 2025, the Board approved a one-time repricing of certain stock options with exercise prices to have a per share exercise price of $2.35, subject to certain retention requirements, as described under “—Narrative to the Summary Compensation Table—Option Repricing,” below. With regard to the Option Awards, the amounts shown also include the incremental fair values of the option awards resulting from the Repricing. These amounts do not reflect dollar amounts actually received by the named executive officer or the economic value that may be received by the named executive officer upon stock option exercise or any sale of the underlying shares of common stock. The assumptions made in the valuation reflected in these columns are set forth in Note 11 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

(3)
Amounts shown in the All Other Compensation column for 2025 are comprised of the following:

	Company matching contributions under 401(k) plan	Term Life Insurance Premiums	Other	Total
Amit Etkin, M.D., Ph.D.	$10,500	$8,684	$6,374(a)	$25,558
Nicholas Smith	$10,500	$342	$—	$10,842
Michael Hanley	$10,500	$510	$—	$11,010

(a)
Amount shown represents disability insurance premiums paid for the benefit of Dr. Etkin.

Narrative to the Summary Compensation Table
Annual Base Salary
Our named executive officers receive a base salary to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities as well as competitive market compensation paid by other companies for similar positions within the industry and geography. Base salaries are reviewed periodically and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience, as well as market practices of our peer group companies provided by the Compensation Committee’s independent compensation consultant. For the year ended December 31, 2025, the Compensation Committee approved a base salary of $651,040, $494,000 and $488,800 for Dr. Etkin, Mr. Smith, and Mr. Hanley, respectively.
Annual Incentive Compensation
In addition to base salaries, each of our named executive officers is eligible to receive annual incentive compensation of up to a percentage of the executive’s gross base salary based on individual performance, company performance, achievement of corporate goals, or as otherwise determined appropriate, as determined by our Compensation Committee. For the year ended December 31, 2025, cash incentive targets were 55% for Dr. Etkin, 45% for Mr. Smith, and 40% for Mr. Hanley. The Compensation Committee determined that the percentage of attainment of our corporate goals for 2025 was 100% and approved an individual performance achievement payout for each of Dr. Etkin, Mr. Smith, and Mr. Hanley in the amounts reflected in the column of the Summary Compensation Table above entitled “Non-Equity Incentive Plan Compensation.”
Equity-Based Incentive Awards
Our equity-based incentive awards granted to our named executive officers are designed to align the interests of our named executive officers with those of our stockholders. Vesting of equity awards is generally tied to each named executive officer’s continuous service with us and serves as an additional retention measure. Our named executive officers generally are awarded an initial new hire grant upon commencement of employment and thereafter on an annual basis. Additional grants may occur periodically in order to specifically incentivize executives with respect to achieving certain corporate goals or to reward executives for exceptional performance. Following the completion of our initial public offering, we grant all equity awards pursuant to our 2024 Equity Incentive Plan.
2025 Option Awards and Restricted Stock Unit (“RSU”) Awards
In February 2025, the Compensation Committee granted each of Dr. Etkin, Mr. Smith and Mr. Hanley and an option to purchase 215,000, 135,000, and 125,000 shares of our common stock, respectively. Each of these stock options has an exercise price of $4.20 per share. The terms of these awards are described under “—Outstanding Equity Awards at Fiscal Year End” below.
Option Repricing
Effective July 3, 2025 (the “Repricing Effective Date”), the Board approved a one-time repricing of certain stock options that: (i) were granted under our 2019 Equity Incentive Plan (the “2019 Plan”) and our 2024 Equity Incentive Plan (the “2024 Plan”, and together with the 2019 Plan, the “Plans”); (ii) as of the Repricing Effective Date, were held by our then-current employees and consultants (each, an “Eligible Participant”), including our named executive officers; and (iii) had an exercise price per share greater than $2.35 (the “Eligible Options”).
As of the Repricing Effective Date, the Eligible Options were immediately repriced such that the exercise price per share for such options was reduced to $2.35 (the closing price of our common stock on the New York Stock Exchange on the Repricing Effective Date), subject to certain retention requirements outlined below. If an Eligible Participant exercises an Eligible Option in advance of the end of the relevant Retention Period (as defined below), such Eligible Participant will be required to pay a premium exercise price equal to the original exercise price per share of such Eligible Option. There were no changes to the number of shares underlying the Eligible Options or to the vesting schedules or expiration dates of the Eligible Options. The incremental fair values from the Repricing to the impacted stock options for our named executive officers are included in the “Option Awards” column in the Summary Compensation Table above.
In order to exercise the Eligible Options at the reduced exercise price, Eligible Participants are required to remain in service with the Company through the end of the relevant Retention Period. The “Retention Period” began on the Retention Effective Date and ends on the earliest of the following: (i) the date 12 months following the Retention Effective Date; (ii) a Change in Control (as defined in the applicable Plan) if the Eligible Option is not assumed or continued by the successor or acquiror entity (or its parent company) in such Change in Control or substituted for a similar award of the successor or acquiror entity (or its parent company); and (iii) the Eligible Participant’s Qualifying Termination (as hereinafter defined). A “Qualifying Termination” for purposes of the repricing means the applicable Eligible Participant’s termination of Continuous Service (as defined in the 2024 Plan) or termination of status as a Service Provider (as defined in the 2019 Plan), as applicable, (i) due to such individual’s death or Disability (as defined in the applicable Plan) or (ii) by the Company (or successor entity in a Change in Control) other than for Cause (as defined in the 2024 Plan).
Outstanding Equity Awards at Fiscal Year End
The following table sets forth certain information regarding equity awards granted to our named executive officers that remain outstanding as of December 31, 2025.
		Option Awards(1)				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares of Units of Stock That Have Not Vested ($)(3)
Amit Etkin, M.D., Ph.D. President, Chief Executive Officer, and Chair
	9/27/2021	157,367	—	2.32	9/26/2031	—	—
	4/14/2023	25,243	9,377(4)	6.23(5)	4/13/2033	—	—
	12/20/2023	164,859	82,431(6)	5.30(5)	12/19/2033	—	—
	3/1/2024	97,563	125,437(7)	14.88(5)	2/28/2034	17,355(8)	308,919
	2/5/2025	0	215,000(9)	4.20(5)	2/4/2035	—	—
Nicholas Smith Chief Financial Officer and Chief Business Officer
	9/9/2021	112,405	—	2.32	9/8/2031	—	—
	9/27/2021	22,481	—	2.32	9/26/2031	—	—
	9/22/2022	36,531	8,431(10)	6.23(11)(5)	9/21/2032	—	—
	4/14/2023	24,670	9,163(4)	6.23(5)	4/13/2033	—	—
	12/20/2023	134,886	67,443(6)	5.30(5)	12/19/2033	—	—
	3/1/2024	39,375	50,625(7)	14.88(5)	2/28/2034	9,576(8)	170,453
	2/5/2025	0	135,000(9)	4.20	2/4/2035	—	—
Michael Hanley Chief Operating Officer
	3/1/2024	8,000	—	14.88(5)	2/28/2034	—	—
	5/20/2024	74,417	113,583(12)	12.40(5)	5/19/2034	—	—
	2/5/2025	0	125,000(9)	4.20	2/4/2035	—	—

(1)
All of the equity awards prior to our IPO were granted under the 2019 Plan and all of the equity awards following our IPO were granted under the 2024 Plan.

(2)
Prior to our IPO, all option awards were granted with a per share exercise price equal to the fair market value of one share of our common stock on the date of grant, as determined by our Board. All option awards granted since our IPO in February 2024 were granted with a per share exercise price equal to the closing sales price of our common stock on the NYSE on the date of grant.

(3)
Amounts are calculated by multiplying the number of shares shown in the table by $17.80, the closing market price of our common stock on the NYSE as of December 31, 2025.

(4)
This stock option vests over a period of four years, with 25% of the shares underlying the option vesting on the one year anniversary of the January 1, 2023 vesting commencement date, and 1/48 of the shares underlying the option vesting on a monthly basis thereafter, subject to continued service through each vesting date.

(5)
In connection with the Repricing described above under “—Narrative to the Summary Compensation Table—Option Repricing,” this stock option was repriced to reduce the exercise price per share to $2.35 (the closing price of our common stock on the New York Stock Exchange on the Repricing Effective Date). There were no changes to the number of shares underlying the stock option or to the vesting schedule of expiration date of the stock option. If the named executive officer exercises the repriced stock option before the end of the Retention Period, the named executive officer would be required to pay a premium exercise price equal to the original exercise price per share shown in the table. The Retention Period had not yet ended for the named executive officer as of December 31, 2025 and accordingly, we have reflected the original exercise price in this table.

(6)
This stock option vests as follows: 1/3 of the shares underlying the option vested upon completion of the IPO and 2/3 of the shares underlying the option will vest over a period of four years, with 25% of the shares underlying the time-based portion vesting on the one year anniversary of the December 20, 2023 vesting commencement date, and 1/48 of the shares underlying the time-based portion vesting on a monthly basis thereafter, subject to continued service through each vesting date.

(7)
This stock option vests over a period of four years, with 25% of the shares underlying the option vesting on the one year anniversary of the March 1, 2024 vesting commencement date and 1/48 of the shares underlying the option vesting on a monthly basis thereafter, subject to continued service through each vesting date.

(8)
The shares underlying the restricted stock unit vest in two equal annual installments on September 1, 2025 and March 1, 2026, subject to the named executive officer’s continuous service as of each such vesting date.

(9)
This stock option vests over a period of four years, with 25% of the shares underlying the option vesting on the one year anniversary of the February 5, 2025 vesting commencement date and 1/48 of the shares underlying the option vesting on a monthly basis thereafter, subject to continued service through each vesting date.

(10)
This stock option vests over a period of four years, with 1/48 of the shares underlying the option vesting monthly beginning on the one-month anniversary of the September 21, 2022 vesting commencement date, subject to continued service through each vesting date.

(11)
This stock option was originally granted at an exercise price of $7.06 per share (the fair market value of our common stock as of the date of grant), which exercise price was amended by our board of directors in April 2023 to reflect an exercise price of $6.23 per share (the then current fair market value of our common stock). Pursuant to the Repricing, the exercise price of the repriced options has been modified to be $2.32 per share (see Footnote 5, above).

(12)
This stock option vests over a period of four years, with 25% of the shares underlying the option vesting on the one year anniversary of the May 20, 2024 vesting commencement date and 1/48 of the shares underlying the option vesting on a monthly basis thereafter, subject to continued service through each vesting date.

Employment Arrangements
We are party to employment offer letters with each of our named executive officers. The agreements generally provide for at-will employment without any specific term and set forth the named executive officer’s base salary, eligibility for employee benefits, and severance benefits upon a qualifying termination of employment or change in control of our company. Each of our named executive officers has executed our standard at-will employment offer letter and our confidential information, inventions assignment, and arbitration agreement. The key terms of the employment offer letters with our named executive officers, including potential payments upon termination or change in control, are described below.
Amit Etkin, M.D., Ph.D.
In November 2023, we entered into an employment offer letter with Dr. Etkin, our President and Chief Executive Officer and a member of our board of directors, which was amended in January 2024 (as amended, the “Etkin Offer Letter”). The Etkin Offer Letter provided for an initial annual base salary, subject to adjustment by the Board or Compensation Committee. The Etkin Offer Letter also provided that Dr. Etkin is eligible to receive an annual performance cash bonus with a target bonus opportunity, subject to adjustment by the Board or Compensation Committee, based on the achievement of corporate and individual objectives and milestones established by the Board. Dr. Etkin is entitled to certain severance benefits, the terms of which are described below under “—Potential Payments Upon Termination or Change in Control.”
Nicholas Smith
In November 2023, we entered into an employment offer letter with Mr. Smith, our Chief Financial Officer, which was amended in January 2024 (as amended, the “Smith Offer Letter”). The Smith Offer Letter provided for an initial annual base salary, subject to adjustment by the Board or Compensation Committee. The Smith Offer Letter also provided that Mr. Smith is eligible to receive an annual performance cash bonus with a target bonus opportunity, subject to adjustment by the Board or Compensation Committee, based on the achievement of corporate and individual objectives and milestones established by the Board. Mr. Smith is entitled to certain severance benefits, the terms of which are described below under “—Potential Payments Upon Termination or Change in Control.”
Michael Hanley
In May 2024, we entered into an employment offer letter with Mr. Hanley, our Chief Operating Officer (the “Hanley Offer Letter” and, together with the Etkin Offer Letter and the Smith Offer Letter, the “Employment Offer Letters”). The Hanley Offer Letter provided for an initial annual base salary, subject to adjustment by the Board or Compensation Committee. The Hanley Offer Letter also provided that Mr. Hanley is eligible to receive an annual performance cash bonus with a target bonus opportunity, subject to adjustment by the Board or Compensation Committee, based on the achievement of corporate and individual objectives and milestones established by the Board. Mr. Hanley is entitled to certain severance benefits, the terms of which are described below under “—Potential Payments Upon Termination or Change in Control.”
Potential Payments Upon Termination or Change in Control
Regardless of the manner in which a named executive officer’s service terminates, each of our named executive officers is entitled to receive amounts earned during his term of service, including unpaid salary and unused vacation.
Termination Without Cause
Pursuant to the terms of their Employment Offer Letters, if we terminate any of our named executive officer’s employment without cause (as defined in the applicable Employment Offer Letter), then he will be entitled to a cash payment equal to his then-current base salary for nine months (or 12 months for Dr. Etkin) in the form of salary continuation. In addition, we are required to pay the employer portion of the premiums for the named executive officer and his dependents of group health insurance COBRA continuation coverage for nine months (or 12 months for Dr. Etkin) in a lump sum.
Change in Control
If we terminate a named executive officer’s employment without cause or he resigns for good reason (as defined in the applicable Employment Offer Letter) within the 60 days prior to or twelve months following a change in control, the named executive officer will be entitled to a cash payment equal to his then-current base salary for 12 months (or 18 months for Dr. Etkin) in a lump sum. In addition, the named executive officer will be entitled to receive a lump sum cash payment equal to 12 months (or 18 months for Dr. Etkin) of annual bonus that he would be entitled to receive if corporate and/or individual objectives and milestones were fully achieved for the calendar year in which the separation occurs. He will also receive accelerated vesting of all outstanding equity awards, including acceleration of performance awards at the higher of target or actual achievement. We also are required to pay the employer portion of the premiums for the named executive officer and his dependents of group health insurance COBRA continuation coverage for 12 months (or 18 months for Dr. Etkin) in a lump sum.
Other Compensation and Benefits
Each of our named executive officers is eligible to participate in our employee benefit plans, including our medical, dental, vision, life, and long term disability plans, in each case on the same basis as all of our other employees. We pay the premiums for the medical, dental, vision, and life insurance for all of our employees, including our named executive officers. We generally do not provide perquisites or personal benefits to our named executive officers, except in limited circumstances. In addition, we provide the opportunity to participate in a 401(k) plan to our employees, including each of our named executive officers, as discussed in the section below entitled “—401(k) Plan.”
401(k) Plan
Our named executive officers are eligible to participate in a defined contribution retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax-advantaged basis. Eligible employees may defer eligible compensation on a pre-tax or after-tax (Roth) basis, up to the statutorily prescribed annual limits on contributions under the Internal Revenue Code of 1986, as amended (the “Code”). Individual contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan (except for Roth contributions) and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan. We may elect, at our discretion, to make matching employee contributions.
Compensation Recovery (“Clawback”) Policy
As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the Chief Executive Officer and Chief Financial Officer may be legally required to reimburse our company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of Section 304 of the Sarbanes-Oxley Act of 2002, as amended. Additionally, we adopted an incentive compensation clawback policy at the time of our IPO that complies with the new SEC rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act and related stock exchange listing rules.
Limitation of Liability and Indemnification
Our amended and restated certificate of incorporation limits the liability of our current and former directors and officers for monetary damages to the fullest extent permitted by Delaware law. Delaware law provides that directors and officers of a corporation will not be personally liable for monetary damages for any breach of fiduciary duties as directors or officers, except liability for:
•
any breach of the director’s or officer’s duty of loyalty to the corporation or its stockholders;

•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•
as a director, unlawful payments of dividends or unlawful stock repurchases or redemptions;

•
as an officer, derivative claims brought on behalf of the corporation by a stockholder; or

•
any transaction from which the director or officer derived an improper personal benefit.

This limitation of liability does not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.
Our amended and restated certificate of incorporation authorizes us to indemnify our directors, officers, employees, and other agents to the fullest extent permitted by Delaware law. Our amended and restated bylaws provide that we are required to indemnify our directors and officers to the fullest extent permitted by Delaware law and may indemnify our other employees and agents. Our amended and restated bylaws also provide that, on satisfaction of certain conditions, we will advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee, or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of Delaware law. We have entered and expect to continue to enter into agreements to indemnify our directors, executive officers, and other employees as determined by the board of directors. With certain exceptions, these agreements provide for indemnification for related expenses including attorneys’ fees, judgments, fines, and settlement amounts incurred by any of these individuals in any action or proceeding.
We believe that these amended and restated certificate of incorporation and amended and restated bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain customary directors’ and officers’ liability insurance.
The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted for directors, executive officers, or persons controlling us, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Emerging Growth Company Status
We became a public company in February 2024 and we are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (“the JOBS Act”), including certain executive compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earliest of (i) December 31, 2029, (ii) the last day of the first fiscal year in which our annual gross revenue is $1.235 billion or more, (iii) the date on which we have, during the previous rolling three-year period, issued more than $1.235 billion in non-convertible debt securities, or (iv) the date on which we are deemed to be a “large accelerated filer” as defined in the Exchange Act.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table shows certain information with respect to all of our equity compensation plans in effect as of December 31, 2025.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	5,263,131(1)	$6.85(2)	1,145,007(3)
Equity compensation plans not approved by stockholders(4)	150,000	$12.80	350,000
Total	5,413,131	$7.02	1,495,007

(1)
Consists of 2,574,801 shares underlying stock options granted pursuant to our 2019 Plan. Consists of 2,661,399 stock options and 26,931 restricted stock units granted pursuant to our 2024 Plan.

(2)
The calculation of weighted average exercise price includes only outstanding stock options and excludes restricted stock units which have no exercise price. The weighted-average exercise price of outstanding stock options does not reflect the Repricing because the Retention Period had not yet ended as of December 31, 2025. After giving effect to the Repricing, the weighted-average exercise price of outstanding stock options would be $2.68 per share.

(3)
Consists of 625,142 shares available under our 2024 Plan as of December 31, 2025 and 519,865 shares available under our 2024 Employee Stock Purchase Plan as of December 31, 2025. Our 2024 Plan is a successor to and continuation of our 2019 Plan (referred to in the 2024 Plan as our Prior Plan). The 2019 Plan terminated on the date the 2024 Plan became effective, and thereafter no further stock awards will be granted under the 2019 Plan.

The number of shares of our common stock reserved for issuance under our 2024 Plan automatically increases on January 1 of each year, continuing through and including January 1, 2034, by 5% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares determined by our Board of Directors. Pursuant to this provision, we added 1,596,176 shares of common stock that are available for issuance under the 2024 Plan on January 1, 2026, which is not reflected in the table above.
The number of shares of our common stock reserved for issuance under our 2024 Employee Stock Purchase Plan automatically increases on January 1 of each year, continuing through and including January 1, 2034, by 1% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares determined by our Board of Directors. Pursuant to this provision, we added 319,235 shares of common stock that are available for issuance under the 2024 Employee Stock Purchase Plan on January 1, 2026, which is not reflected in the table above. No shares have been issued under the 2024 Employee Stock Purchase Plan.
(4)
Represents securities underlying our 2025 Inducement Plan.

TRANSACTIONS WITH RELATED PERSONS AND INDEMNIFICATION
Policies and Procedures for Transactions with Related Persons
We have adopted a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration, and approval or ratification of “related-person transactions.” For purposes of our policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are, were or will be participants involving an amount that exceeds $120,000 or, if less, 1% of the average of our total assets for the last two competed fiscal years. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director, nominee to become a director or a beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and affiliates, including entities owned or controlled by such persons.
Under the policy, where a transaction has been identified as a related-person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the proposed related person transaction to our Audit Committee (or, where review by our Audit Committee would be inappropriate, to another independent body of the Board) for review, consideration, and approval or ratification. The presentation must include a description of, among other things, all of the parties thereto, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction, and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we collect information that we deem reasonably necessary from each director, executive officer, and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our Code of Conduct, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.
In considering related person transactions, our Audit Committee, or other independent body of the Board, will take into account the relevant available facts and circumstances including:
•
the risks, costs, and benefits to us;

•
the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•
the terms of the transaction;

•
the availability of other sources for comparable services or products; and

•
the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our audit committee, or other independent body of our board of directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our audit committee, or other independent body of our board of directors, determines in the good faith exercise of its discretion.
Prior to the IPO, we did not have a written policy for the review and approval of transactions with related persons; however, our board of directors historically reviewed and approved any transaction where a director or officer had a financial interest, including the transactions described above. Prior to approving such a transaction, the material facts as to a director’s or officer’s relationship or interest in the agreement or transaction were disclosed to our Board of Directors. Our board of directors took this information into account when evaluating the transaction and in determining whether such transaction was fair to us and in the best interest of all our stockholders. All of the transactions described below were approved in accordance with our written related person transaction policy or were entered into prior to or concurrently with the IPO, when our written related person transaction policy became effective.

Certain Related Person Transactions and Indemnification
Other than compensation arrangements for our directors and executive officers, which are described above, below we describe transactions since January 1, 2024 to which we were or will be a participant, in which:
•
the amount involved in the transaction exceeded or will exceed the lesser of (i) $120,000 and (ii) 1% of the average of our total assets as of the end of the last two completed fiscal years; and

•
any of our then directors, executive officers, or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, any of these individuals or entities, which we collectively refer to as our related parties, had or will have a direct or indirect material interest.

Initial Public Offering—Directed Share Program
In February 2024, we closed the IPO, pursuant to which we issued and sold 9,246,000 shares of our common stock, including full exercise of the underwriters’ option to purchase 1,206,000 additional shares, at a public offering price of $16.00 per share. The following table sets forth the aggregate cash purchase price paid by our directors, executive officers, and 5% stockholders and their affiliates and the number of shares of our common stock issued in consideration of such amounts. Such purchases were made through the underwriters at the initial public offering price of $16.00 per share.
Name	Shares of Common Stock (#)	Total Purchase Price ($)
Entities affiliated with Steven A. Cohen(1)	1,025,000	16,400,000
Alpha Wave Ventures II, LP(2)	600,000	9,600,000
Entities affiliated with InVivium Capital(3)	56,250	900,000
Robert L. Friedman 2003 Long-Term Trust fbo Lisa Savitz(4)	17,000	272,000
Robert L. Friedman 2003 Long-Term Trust fbo Andrew Friedman(5)	17,000	272,000
Amit Etkin, M.D., Ph.D.	3,125	50,000
Dan Segal(6)	1,563	25,008
Nicholas Smith	1,563	25,008
Oran Etkin(7)	938	15,008
Alison Savitz & David Glass(8)	625	10,000
Total	1,723,064	27,569,024

(1)
Following the closing of the IPO, entities affiliated with Steven A. Cohen beneficially own greater than 5% of our capital stock.

(2)
Alpha Wave Ventures II, LP beneficially owns greater than 5% of our capital stock. Chris Dimitropoulos, a former member of our Board, is a Managing Director of Alpha Wave Global LP.

(3)
Michael Liang, Ph.D., a former member of our Board, is Managing Partner of InVivium Capital.

(4)
The spouse of Adam Savitz, our Chief Medical Officer, is the beneficiary of the trust.

(5)
The brother-in-law of Adam Savitz, our Chief Medical Officer, is the beneficiary of the trust.

(6)
Prior to the closing of the IPO, Dan Segal beneficially owned greater than 5% of our capital stock. Mr. Segal also previously served as a member of our Board.

(7)
Oran Etkin is the sibling of Amit Etkin, M.D., Ph.D., our President, Chief Executive Officer and Chair of our Board.

(8)
Alison Savitz is the sibling of Adam Savitz, our Chief Medical Officer.

2025 Private Placement
On October 19, 2025, the Company entered into a securities purchase agreement with certain institutional and other accredited investors for the issuance and sale in a private placement (i) 3,832,263 shares of common stock and (ii) with respect to certain purchasers, pre-funded warrants to purchase 4,622,251 shares of common stock (the “Pre-Funded Warrants”) in lieu of shares of common stock. The purchase price per share was $5.914 per share (the “Purchase Price”) and the purchase price for the Pre-Funded Warrants was the Purchase Price minus $0.0001 per Pre-Funded Warrant. We received gross proceeds of approximately $50.0 million, before deducting offering expenses payable by us.
Entities associated with Perceptive Advisors, a beneficial owner of greater than 5% of our capital stock, purchased 2,536,354 shares of common stock issuable upon the exercise of Pre-Funded Warrants (which such Pre-Funded Warrants are subject to a beneficial ownership blocker), for an aggregate purchase price of $14,999,744. Commodore Capital Master LP, a beneficial owner of greater than 5% of our capital stock, purchased (i) 1,000,000 shares of common stock and (ii) 1,536,354 shares of common stock issuable upon the exercise of Pre-Funded Warrants (which such Pre-Funded Warrants are subject to a beneficial ownership blocker), for an aggregate purchase price of $14,999,844. Entities associated with Vestal Point Capital, LP, a beneficial owner of greater than 5% of our capital stock, purchased 1,606,358 shares of common stock for an aggregate purchase price of $9,500,001. Entities associated with Point72 Asset Management, a beneficial owner of greater than 5% of our capital stock, purchased (i) 549,544 shares of common stock and (ii) 549,543 shares of common stock issuable upon the exercise of Pre-Funded Warrants (which such Pre-Funded Warrants are subject to a beneficial ownership blocker), for an aggregate purchase price of $6,499,946
Equity Grants
We have granted stock options and restricted stock awards to our executive officers and certain members of our Board. For more information regarding the options granted to our executive officers and directors, see the sections titled “Non-Employee Director Compensation” and “Executive Compensation.”
Indemnification Agreements
Our amended and restated certificate of incorporation contains provisions limiting the liability of directors and officers, and our amended and restated bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and amended and restated bylaws also provide our Board with discretion to indemnify our employees when determined appropriate by the Board.
In addition, we have entered into indemnification agreements with each of our directors and executive officers. For more information regarding these agreements, see the section titled “Executive Compensation—Limitation of Liability and Indemnification.”

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Alto Neuroscience, Inc. stockholders will be “householding” our proxy materials. A single Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice, please notify your broker or Alto Neuroscience, Inc. Upon written or oral request, we will coordinate the prompt delivery of a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of documents was delivered. Direct your written request to Alto Neuroscience, Inc., Corporate Secretary, 650 Castro Street, Suite 450, Mountain View, California 94041 or contact us at (650) 200-0412. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors
Erin R. McQuade General Counsel and Chief Administrative Officer Corporate Secretary
March 26, 2026
A copy of our 2025 Annual Report on Form 10-K is available without charge upon written request to: Alto Neuroscience, Inc, Attn: Corporate Secretary, 650 Castro Street, Suite 450, Mountain View, California 94041. Our Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy soliciting material. The Annual Report on Form 10-K is also available online at www.proxyvote.com.

Appendix A
Alto Neuroscience, Inc.
2024 Equity Incentive Plan
Adopted by the Board of Directors: January 23, 2024
Approved by the Stockholders: January 25, 2024
Amended by the Board of Directors: March 16, 2026
IPO Date: February 1, 2024
1.   General.
(a)   Successor to Prior Plan.   The Plan is the successor to the Prior Plan. As of the Effective Date, no additional awards may be granted under the Prior Plan, and all outstanding awards granted under the Prior Plan will remain subject to the terms of the Prior Plan. All Awards granted under this Plan will be subject to the terms of this Plan.
(b)   Plan Purpose.   The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.
(c)   Available Awards.   The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.
(d)   Adoption Date; Effective Date.   The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.
2.   Shares Subject to the Plan.
(a)   Share Reserve.   Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 2,000,000 shares.
In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on January 1 of each year, commencing on January 1, 2027 and ending on (and including) January 1, 2034, in an amount equal to five percent (5%) of the Share Reserve Increase Stock outstanding on December 31 of the preceding year; provided, however, that the Board may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock.
(b)   Aggregate Incentive Stock Option Limit.   Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 6,000,000 shares.
(c)   Share Reserve Operation.
(i)   Limit Applies to Common Stock Issued Pursuant to Awards.   For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(ii)   Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve.   The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock); (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.
(iii)   Reversion of Previously Issued Shares of Common Stock to Share Reserve.   The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.
3.   Eligibility and Limitations.
(a)   Eligible Award Recipients.   Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.
(b)   Specific Award Limitations.
(i)   Limitations on Incentive Stock Option Recipients.   Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).
(ii)   Incentive Stock Option $100,000 Limitation.   To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(iii)   Limitations on Incentive Stock Options Granted to Ten Percent Stockholders.   A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (1) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (2) the Option is not exercisable after the expiration of five years from the date of grant of such Option.
(iv)   Limitations on Nonstatutory Stock Options and SARs.   Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.
(c)   Aggregate Incentive Stock Option Limit.   The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).
(d)   Non-Employee Director Compensation Limit.   The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any fiscal year following the year in which the IPO Date occurs, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (1) $750,000 in total value or (2) in the event such Non-Employee Director is first appointed or elected to the Board during such fiscal year, $1,000,000 in total value, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. For avoidance of doubt, compensation will count towards this limit for the fiscal year in which it was granted or earned, and not later when distributed, in the event it is deferred.
4.   Options and Stock Appreciation Rights.
Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated or if an Option designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(a)   Term.   Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.
(b)   Exercise or Strike Price.   Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.
(c)   Exercise Procedure and Payment of Exercise Price for Options.   In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:
(i)   by cash or check, bank draft or money order payable to the Company;
(ii)   pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;
(iii)   by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;
(iv)   if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and

(2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or
(v)   in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.
(d)   Exercise Procedure and Payment of Appreciation Distribution for SARs.   In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.
(e)   Transferability.   Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:
(i)   Restrictions on Transfer.   An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.
(ii)   Domestic Relations Orders.   Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.
(f)   Vesting.   The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.
(g)   Termination of Continuous Service for Cause.   Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.
(h)   Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause.   Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):
(i)   three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

(ii)   12 months following the date of such termination if such termination is due to the Participant’s Disability;
(iii)   18 months following the date of such termination if such termination is due to the Participant’s death; or
(iv)   18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).
Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.
(i)   Restrictions on Exercise; Extension of Exercisability.   A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law; or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).
(j)   Non-Exempt Employees.   No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
(k)   Whole Shares.   Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.
5.   Awards Other Than Options and Stock Appreciation Rights.
(a)   Restricted Stock Awards and RSU Awards.   Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(i)   Form of Award.
(1)   Restricted Stock Awards:   To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (A) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (B) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.
(2)   RSU Awards:   An RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of an RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Award Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).
(ii)   Consideration.
(1)   Restricted Stock Awards:   A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.
(2)   RSU Awards:   Unless otherwise determined by the Board at the time of grant, an RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.
(iii)   Vesting.   The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.
(iv)   Termination of Continuous Service.   Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (1) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (2) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.
(v)   Dividends and Dividend Equivalents.   Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement.
(vi)   Settlement of RSU Awards.   An RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.
(b)   Performance Awards.   With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.
(c)   Other Awards.   Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.
6.   Adjustments upon Changes in Common Stock; Other Corporate Events.
(a)   Capitalization Adjustments.   In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a); (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b); and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.
(b)   Dissolution or Liquidation.   Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c)   Corporate Transaction.   The following provisions will apply to Awards in the event of a Corporate Transaction, except as set forth in Section 11, and unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.
(i)   Awards May Be Assumed.   In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.
(ii)   Awards Held by Current Participants.   In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous

Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction or such later date as required to comply with Section 409A of the Code.
(iii)   Awards Held by Persons other than Current Participants.   In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.
(iv)   Payment for Awards in Lieu of Exercise.   Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.
(d)   Appointment of Stockholder Representative.   As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
(e)   No Restriction on Right to Undertake Transactions.   The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
7.   Administration.
(a)   Administration by Board.   The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.
(b)   Powers of Board.   The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)   To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.
(ii)   To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.
(iii)   To settle all controversies regarding the Plan and Awards granted under it.
(iv)   To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.
(v)   To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock, including any Corporate Transaction, for reasons of administrative convenience.
(vi)   To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
(vii)   To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(viii)   To submit any amendment to the Plan for stockholder approval.
(ix)   To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(x)   Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(xi)   To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).
(xii)   To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award,

under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.
(c)   Delegation to Committee.
(i)   General.   The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with the Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii)   Rule 16b-3 Compliance.   To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.
(d)   Effect of Board’s Decision.   All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(e)   Delegation to Other Person or Body.   The Board or any Committee may delegate to one or more persons or bodies the authority to do one or more of the following to the extent permitted by Applicable Law: (i) designate recipients, other than Officers, of Options and SARs (and, to the extent permitted by Applicable Law, other Awards), provided that no person or body may be delegated authority to grant an Award to themself; (ii) determine the number of shares subject to such Awards; and (iii) determine the terms of such Awards; provided, however, that the Board or Committee action regarding such delegation will fix the terms of such delegation in accordance with Applicable Law, including without limitation Sections 152 and 157 of the Delaware General Corporation Law. Unless provided otherwise in the Board or Committee action regarding such delegation, each Award granted pursuant to this section will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, with any modifications necessary to incorporate or reflect the terms of such Award. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to any (x) person who is not a Director or (y) body that is not comprised solely of Directors the authority to determine the Fair Market Value.
8.   Tax Withholding.
(a)   Withholding Authorization.   As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.
(b)   Satisfaction of Withholding Obligation.   To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.
(c)   No Obligation to Notify or Minimize Taxes; No Liability to Claims.   Except as required by Applicable Law, the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.
(d)   Withholding Indemnification.   As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.
9.   Miscellaneous.
(a)   Source of Shares.   The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
(b)   Use of Proceeds from Sales of Common Stock.   Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
(c)   Corporate Action Constituting Grant of Awards.   Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(d)   Stockholder Rights.   No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.

(e)   No Employment or Other Service Rights.   Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.
(f)   Change in Time Commitment.   In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(g)   Execution of Additional Documents.   As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.
(h)   Electronic Delivery and Participation.   Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
(i)   Clawback/Recovery.   All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
(j)   Securities Law Compliance.   A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.
(k)   Transfer or Assignment of Awards; Issued Shares.   Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of a Restricted Stock Award and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.
(l)   Effect on Other Employee Benefit Plans.   The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
(m)   Deferrals.   To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.
(n)   Section 409A.   Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(o)   Choice of Law.   This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.
10.   Covenants of the Company.
The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.
11.   Additional Rules for Awards Subject to Section 409A.
(a)   Application.   Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.
(b)   Non-Exempt Awards Subject to Non-Exempt Severance Arrangements.   To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.
(i)   If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date; or (ii) the 60th day that follows the applicable vesting date.
(ii)   If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
(iii)   If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).
(c)   Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants.   The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.
(i)   Vested Non-Exempt Awards.   The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:
(1)   If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.

(2)   If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.
(ii)   Unvested Non-Exempt Awards.   The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.
(1)   In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.
(2)   If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.
(3)   The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.
(d)   Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors.   The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.
(i)   If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.
(ii)   If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the

Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.
(e)   If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:
(i)   Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.
(ii)   The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).
(iii)   To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
(iv)   The provisions in this subsection (e) for delivery of the shares in respect of the settlement of an RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.
12.   Severability.
If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
13.   Termination of the Plan.
The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date; or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
14.   Definitions.
As used in the Plan, the following definitions apply to the capitalized terms indicated below:
(a)   “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.

(b)   “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.
(c)   “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(d)   “Applicable Law” means the Code and any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).
(e)   “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, an RSU Award, a SAR, a Performance Award or any Other Award).
(f)   “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided, including through electronic means, to a Participant along with the Grant Notice.
(g)   “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.
(h)   “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.
(i)   “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(a)   “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; (v) such Participant’s gross misconduct; (vi) such Participant’s failure or refusal to comply with a material directive from the Board, the Participant’s supervisor or, if applicable, the board of directors of any Affiliate; or (vii) such Participant’s breach of a fiduciary duty to the Company. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(b)   “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)   any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
(ii)   there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)   the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation;
(iv)   there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(v)   individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

(b)   “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(c)   “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.
(d)   “Common Stock” means, as of the IPO Date, the common stock of the Company.
(e)   “Company” means Alto Neuroscience, Inc., a Delaware corporation.
(f)   “Compensation Committee” means the Compensation Committee of the Board.
(g)   “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(h)   “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).
(i)   “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)   a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;
(ii)   a sale or other disposition of at least 50% of the outstanding securities of the Company;
(iii)   a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)   a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(j)   “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.
(k)   “Director” means a member of the Board.
(l)   “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(m)   “Effective Date” means the IPO Date, provided this Plan is approved by the Company’s stockholders prior to the IPO Date.
(n)   “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(o)   “Employer” means the Company or the Affiliate of the Company that employs the Participant.
(p)   “Entity” means a corporation, partnership, limited liability company or other entity.
(q)   “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(r)   “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company, or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(s)   “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:
(i)   If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii)   If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(iii)   In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(t)   “Governmental Body” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).
(u)   “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.
(v)   “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(w)   “IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.
(x)   “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option or SAR that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.
(y)   “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(z)   “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company, or (ii) the terms of any Non-Exempt Severance Arrangement.
(aa)   “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.
(bb)   “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder)) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.
(cc)   “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.
(dd)   “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(ee)   “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(ff)   “Option Agreement” means a written or electronic agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided including through electronic means, to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.
(gg)   “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(hh)   “Other Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 5(c).
(ii)   “Other Award Agreement” means a written or electronic agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.
(jj)   “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(kk)   “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(ll)   “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.
(mm)   “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; preclinical development related compound goals; financing; regulatory milestones, including approval of a compound; stockholder liquidity; corporate governance and compliance; product commercialization; intellectual property; personnel matters; progress of internal research or clinical programs; progress of partnered programs; partner satisfaction; budget management; clinical achievements; completing phases of a clinical trial (including the treatment phase); announcing or presenting preliminary or final data from clinical trials, in each case, whether on particular timelines or generally; timely completion of clinical trials; submission of INDs and NDAs and other regulatory achievements; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; research progress, including the development of programs; investor relations, analysts and communication; manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of active pharmaceutical ingredients and other component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee.
(nn)   “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Award.
(oo)   “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(pp)   “Plan” means this Alto Neuroscience, Inc. 2024 Equity Incentive Plan, as amended from time to time.
(qq)   “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.
(rr)   “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).
(ss)   “Prior Plan” means the Alto Neuroscience, Inc. 2019 Equity Incentive Plan, as it has been amended from time to time as applicable.
(tt)   “Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act.
(uu)   “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(vv)   “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided including by electronic means, to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(ww)   “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(xx)   “RSU Award Agreement” means a written or electronic agreement between the Company and a holder of an RSU Award evidencing the terms and conditions of an RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided including by electronic means, to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.
(yy)   “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(zz)   “Rule 405” means Rule 405 promulgated under the Securities Act.
(aaa)   “SAR Agreement” means a written or electronic agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.
(bbb)   “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.
(ccc)   “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
(ddd)   “Securities Act” means the Securities Act of 1933, as amended.
(eee)   “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).
(fff)   “Share Reserve Increase Stock” means, as of the applicable time of measurement, the sum of (i) the number of shares of Capital Stock issued and outstanding and (ii) the number of shares of Capital Stock issuable upon the exercise of any pre-funded warrants (without regard to any beneficial ownership limitations).
(ggg)   “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.
(hhh)   “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(iii)   “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
(jjj)   “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.
(kkk)   “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.
(lll)   “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

Appendix B
Alto Neuroscience, Inc.
2024 Employee Stock Purchase Plan
Adopted by the Board of Directors: January 23, 2024
Approved by the Stockholders: January 25, 2024
Amended by the Board of Directors: March 16, 2026
IPO Date: February 1, 2024
1.   General; Purpose.
(a)   The Plan provides a means by which Eligible Employees of the Company and certain Designated Companies may be given an opportunity to purchase shares of Common Stock. The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees under an Employee Stock Purchase Plan. In addition, the Plan permits the Company to grant a series of Purchase Rights to Eligible Employees that do not meet the requirements of an Employee Stock Purchase Plan.
(b)   The Plan includes two components: a 423 Component and a Non-423 Component. The Company intends (but makes no undertaking or representation to maintain) the 423 Component to qualify as an Employee Stock Purchase Plan. The provisions of the 423 Component, accordingly, will be construed in a manner that is consistent with the requirements of Section 423 of the Code. In addition, this Plan authorizes grants of Purchase Rights under the Non-423 Component that do not meet the requirements of an Employee Stock Purchase Plan. Except as otherwise provided in the Plan or determined by the Board, the Non-423 Component will operate and be administered in the same manner as the 423 Component. In addition, the Company may make separate Offerings which vary in terms (provided that such terms are not inconsistent with the provisions of the Plan or the requirements of an Employee Stock Purchase Plan to the extent the Offering is made under the 423 Component), and the Company will designate which Designated Company is participating in each separate Offering.
(c)   The Company, by means of the Plan, seeks to retain the services of Eligible Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.
2.   Administration.
(a)   The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c). References herein to the Board shall be deemed to refer to the Committee except where context dictates otherwise.
(b)   The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)   To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).
(ii)   To designate from time to time (A) which Related Corporations of the Company will be eligible to participate in the Plan as Designated 423 Companies, (B) which Related Corporations or Affiliates will be eligible to participate in the Plan as Designated Non-423 Companies, (C) which Affiliates or Related Corporations may be excluded from participation in the Plan, and (D) which Designated Companies will participate in each separate Offering (to the extent that the Company makes separate Offerings).
(iii)   To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.

(iv)   To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.
(v)   To suspend or terminate the Plan at any time as provided in Section 12.
(vi)   To amend the Plan at any time as provided in Section 12.
(vii)   Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan with respect to the 423 Component.
(viii)   To adopt such rules, procedures and sub-plans as are necessary or appropriate to permit or facilitate participation in the Plan by Employees who are foreign nationals or employed or located outside the United States. Without limiting the generality of, and consistent with, the foregoing, the Board specifically is authorized to adopt rules, procedures, and sub-plans regarding, without limitation, eligibility to participate in the Plan, the definition of eligible “earnings,” handling and making of Contributions, establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of share issuances, any of which may vary according to applicable requirements, and which, if applicable to a Designated Non-423 Company, do not have to comply with the requirements of Section 423 of the Code.
(c)   The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan and any applicable Offering Document to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Further, to the extent not prohibited by Applicable Law, the Board or Committee may, from time to time, delegate some or all of its authority under the Plan to one or more officers of the Company or other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. The Board may retain the authority to concurrently administer the Plan with the Committee (or its delegate) and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee (or a delegate of the Committee), the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.
(d)   All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
3.   Shares of Common Stock Subject to the Plan.
(a)   Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock that may be issued under the Plan will not exceed 250,000 shares of Common Stock, plus the number of shares of Common Stock that are automatically added on January 1st of each year, commencing on January 1, 2027 and ending on (and including) January 1, 2034, in an amount equal to the lesser of (x) one percent (1%) of the Share Reserve Increase Stock outstanding on December 31st of the preceding calendar year, and (y) 750,000 shares of Common Stock. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year to provide that there will be no January 1st increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For the avoidance of doubt, up to the maximum number of shares of Common Stock reserved under this Section 3(a) may be used to satisfy purchases of Common Stock under the 423 Component and any remaining portion of such maximum number of shares may be used to satisfy purchases of Common Stock under the Non-423 Component.
(b)   If any Purchase Right granted under the Plan terminates without having been exercised in full, the shares of Common Stock not purchased under such Purchase Right will again become available for issuance under the Plan.

(c)   The stock purchasable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.
4.   Grant of Purchase Rights; Offering.
(a)   The Board may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate, and with respect to the 423 Component, will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.
(b)   If a Participant has more than one Purchase Right outstanding under the Plan, unless such Participant otherwise indicates in forms delivered to the Company or a third party designated by the Company (each, a “Company Designee”): (i) each form will apply to all of such Participant’s Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.
(c)   The Board will have the discretion to structure an Offering so that if the Fair Market Value of a share of Common Stock on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of a share of Common Stock on the Offering Date for that Offering, then (i) that Offering will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Purchase Period.
5.   Eligibility.
(a)   Purchase Rights may be granted only to Employees of the Company or, as the Board may designate in accordance with Section 2(b), to Employees of a Related Corporation or an Affiliate. Except as provided in Section 5(b) or as required by Applicable Law, an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company, the Related Corporation or the Affiliate, as the case may be, for such continuous period preceding such Offering Date as the Board may (unless prohibited by Applicable Law) require, but in no event will the required period of continuous employment be equal to or greater than two years. In addition, the Board may provide (unless prohibited by Applicable Law) that no Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company, the Related Corporation or the Affiliate is more than 20 hours per week and more than five months per calendar year or such other criteria as the Board may determine consistent with Section 423 of the Code with respect to the 423 Component. The Board may also exclude (unless prohibited by Applicable Law) from participation in the Plan or any Offering Employees who are “highly compensated employees” (within the meaning of Section 423(b)(4)(D) of the Code) of the Company, a Related Corporation or an Affiliate, or a subset of such highly compensated employees.
(b)   The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right will thereafter be deemed to be a part of that Offering. Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

(i)   the date on which such Purchase Right is granted will be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;
(ii)   the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of such Offering; and
(iii)   the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, such individual will not receive any Purchase Right under that Offering.
(c)   No Employee will be eligible for the grant of any Purchase Rights under the 423 Component if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 5(c), the rules of Section 424(d) of the Code will apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options will be treated as stock owned by such Employee.
(d)   As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights under the 423 Component only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which, when aggregated, exceeds $25,000 of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.
(e)   Officers of the Company and any Designated Company, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may (unless prohibited by Applicable Law) provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code will not be eligible to participate.
(f)   Notwithstanding anything in this Section 5 to the contrary, in the case of an Offering under the Non-423 Component, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Board has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practical for any reason.
6.   Purchase Rights; Purchase Price.
(a)   On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage of earnings (as defined by the Board in each Offering) or with a maximum dollar amount, as designated by the Board, but in either case not exceeding 15% of such Employee’s earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering.
(b)   The Board will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and shares of Common Stock will be purchased in accordance with such Offering.
(c)   In connection with each Offering made under the Plan, the Board may specify (i) a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering and/or (iii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the shares of Common Stock (rounded down to the nearest whole share) available will be made in as nearly a uniform manner as will be practicable and equitable.

(d)   The purchase price of shares of Common Stock acquired pursuant to Purchase Rights will be no less than the lesser of:
(i)   an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the Offering Date; or
(ii)   an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.
7.   Participation; Withdrawal; Termination.
(a)   An Eligible Employee may elect to participate in an Offering and authorize payroll deductions as the means of making Contributions by completing and delivering to the Company or a Company Designee, within the time specified in the Offering, an enrollment form provided by the Company or Company Designee. The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Board. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where Applicable Law requires that Contributions be deposited with a third party. If permitted in the Offering, a Participant may begin such Contributions with the first payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering). If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. If required under Applicable Law or if specifically provided in the Offering and to the extent permitted by Section 423 of the Code with respect to the 423 Component, in addition to or instead of making Contributions by payroll deductions, a Participant may make Contributions through the payment by cash, check or wire transfer prior to a Purchase Date.
(b)   During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company or a Company Designee a withdrawal form provided by the Company. The Company may impose a deadline before a Purchase Date for withdrawing. Upon such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute as soon as practicable to such Participant all of his or her accumulated but unused Contributions and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from that Offering will have no effect upon his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.
(c)   Unless otherwise required by Applicable Law, Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Employee for any reason or for no reason (subject to any post-employment participation period required by Applicable Law) or (ii) is otherwise no longer eligible to participate. The Company will distribute as soon as practicable to such individual all of his or her accumulated but unused Contributions.
(d)   Unless otherwise determined by the Board, a Participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company and a Designated Company or between Designated Companies will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; however, if a Participant transfers from an Offering under the 423 Component to an Offering under the Non-423 Component, the exercise of the Participant’s Purchase Right will be qualified under the 423 Component only to the extent such exercise complies with Section 423 of the Code. If a Participant transfers from an Offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the Purchase Right will remain non-qualified under the Non-423 Component. The Board may establish different and additional rules governing transfers between separate Offerings within the 423 Component and between Offerings under the 423 Component and Offerings under the Non-423 Component.
(e)   During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as described in Section 10.

(f)   Unless otherwise specified in the Offering or as required by Applicable Law, the Company will have no obligation to pay interest on Contributions.
8.   Exercise of Purchase Rights.
(a)   On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of shares of Common Stock, up to the maximum number of shares of Common Stock permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the Offering.
(b)   Unless otherwise provided in the Offering, if any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will be held in such Participant’s account for the purchase of shares of Common Stock under the next Offering under the Plan, unless such Participant withdraws from or is not eligible to participate in such next Offering, in which case such amount will be distributed to such Participant after the final Purchase Date without interest (unless the payment of interest is otherwise required by Applicable Law). If the amount of Contributions remaining in a Participant’s account after the purchase of shares of Common Stock is at least equal to the amount required to purchase one (1) whole share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will be distributed in full to such Participant after the final Purchase Date of such Offering without interest (unless otherwise required by Applicable Law).
(c)   No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable U.S. federal and state, foreign and other securities, exchange control and other laws applicable to the Plan. If on a Purchase Date the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and, subject to Section 423 of the Code with respect to the 423 Component, the Purchase Date will be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than 27 months from the Offering Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in material compliance with all Applicable Laws, as determined by the Company in its sole discretion, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed to the Participants without interest (unless the payment of interest is otherwise required by Applicable Law).
9.   Covenants of the Company.
The Company will seek to obtain from each U.S. federal or state, foreign or other regulatory commission, agency or other Governmental Body having jurisdiction over the Plan such authority as may be required to grant Purchase Rights and issue and sell shares of Common Stock thereunder unless the Company determines, in its sole discretion, that doing so is not practical or would cause the Company to incur costs that are unreasonable. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Common Stock under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Common Stock upon exercise of such Purchase Rights.
10.   Designation of Beneficiary.
(a)   The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any shares of Common Stock and/or Contributions from the Participant’s account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.

(b)   If a Participant dies, and in the absence of a valid beneficiary designation, the Company will deliver any shares of Common Stock and/or Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or Contributions, without interest (unless the payment of interest is otherwise required by Applicable Law), to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
11.   Adjustments upon Changes in Common Stock; Corporate Transactions.
(a)   In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 3(a), (iii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iv) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Board will make these adjustments, and its determination will be final, binding and conclusive.
(b)   In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Corporate Transaction) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase shares of Common Stock (rounded down to the nearest whole share) within ten business days (or such other period specified by the Board) prior to the Corporate Transaction under the outstanding Purchase Rights, and the Purchase Rights will terminate immediately after such purchase.
12.   Amendment, Termination or Suspension of the Plan.
(a)   The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization Adjustments, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by Applicable Law.
(b)   The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.
(c)   Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to facilitate compliance with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the date the Plan is adopted by the Board, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. To be clear, the Board may amend outstanding Purchase Rights without a Participant’s consent if such amendment is necessary to ensure that the Purchase Right and/or the Plan complies with the requirements of Section 423 of the Code with respect to the 423 Component or with respect to other Applicable Laws. Notwithstanding anything in the Plan or any Offering Document to the contrary, the Board will be entitled to: (i) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars; (ii) permit Contributions in excess of the amount designated by a Participant in order to adjust for mistakes in the Company’s processing of properly completed Contribution elections; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Contributions; (iv) amend any outstanding Purchase Rights or clarify any ambiguities regarding the terms of any Offering to enable the Purchase Rights to qualify under and/or comply with Section 423 of the Code with respect to the 423 Component; and (v) establish other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan. The actions of the Board pursuant to this paragraph will not be considered to alter or impair any Purchase Rights granted under an Offering as they are part of the initial terms of each Offering and the Purchase Rights granted under each Offering.
13.   Tax Qualification; Tax Withholding.
(a)   Although the Company may endeavor to (i) qualify a Purchase Right for special tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain special or to avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants.
(b)   Each Participant will make arrangements, satisfactory to the Company and any applicable Related Corporation, to enable the Company or the Related Corporation to fulfill any withholding obligation for Tax-Related Items. Without limitation to the foregoing, in the Company’s sole discretion and subject to Applicable Law, such withholding obligation may be satisfied in whole or in part by (i) withholding from the Participant’s salary or any other cash payment due to the Participant from the Company or a Related Corporation; (ii) withholding from the proceeds of the sale of shares of Common Stock acquired under the Plan, either through a voluntary sale or a mandatory sale arranged by the Company; or (iii) any other method deemed acceptable by the Board. The Company shall not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.
(c)   The 423 Component is exempt from the application of Section 409A of the Code, and any ambiguities herein shall be interpreted to so be exempt from Section 409A of the Code. The Non-423 Component is intended to be exempt from the application of Section 409A of the Code under the short-term deferral exception and any ambiguities shall be construed and interpreted in accordance with such intent. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Committee determines that an option granted under the Plan may be subject to Section 409A of the Code or that any provision in the Plan would cause an option under the Plan to be subject to Section 409A, the Committee may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Committee determines is necessary or appropriate, in each case, without the participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Committee would not violate Section 409A of the Code. Notwithstanding the foregoing, the Company shall have no liability to a participant or any other party if the option under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto.
14.   Effective Date of Plan.
The Plan will become effective immediately prior to and contingent upon the IPO Date. No Purchase Rights will be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval must be within 12 months before or after the date the Plan is adopted (or if required under Section 12(a) above, materially amended) by the Board.
15.   Miscellaneous Provisions.
(a)   Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights will constitute general funds of the Company.
(b)   A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).
(c)   The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering will in any way alter the at will nature of a Participant’s employment or amend a Participant’s employment contract, if applicable, or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation or an Affiliate, or on the part of the Company, a Related Corporation or an Affiliate to continue the employment of a Participant.
(d)   The provisions of the Plan will be governed by the laws of the State of Delaware without resort to that state’s conflicts of laws rules.
(e)   If any particular provision of the Plan is found to be invalid or otherwise unenforceable, such provision will not affect the other provisions of the Plan, but the Plan will be construed in all respects as if such invalid provision were omitted.
(f)   If any provision of the Plan does not comply with Applicable Law, such provision shall be construed in such a manner as to comply with Applicable Law.
16.   Definitions.
As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
(a)   “423 Component” means the part of the Plan, which excludes the Non-423 Component, pursuant to which Purchase Rights that satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees.
(b)   “Affiliate” means any entity, other than a Related Corporation, whether now or subsequently established, which is at the time of determination, a “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(c)   “Applicable Law” means shall mean the Code and any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of the New York Stock Exchange, Nasdaq Stock Market or the Financial Industry Regulatory Authority).
(d)   “Board” means the Board of Directors of the Company.
(e)   “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.
(f)   “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Purchase Right after the date the Plan is adopted by the Board without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(g)   “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(h)   “Committee” means a committee of one or more members of the Board to whom authority has been delegated by the Board in accordance with Section 2(c).
(i)   “Common Stock” means, as of the IPO Date the common stock of the Company.
(j)   “Company” means Alto Neuroscience, Inc., a Delaware corporation.
(k)   “Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions and, with respect to the 423 Component, to the extent permitted by Section 423.
(l)   “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)   a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its subsidiaries;
(ii)   a sale or other disposition of more than 50% of the outstanding securities of the Company;
(iii)   a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)   a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(m)   “Designated 423 Company” means any Related Corporation selected by the Board as participating in the 423 Component.
(n)   “Designated Company” means any Designated Non-423 Company or Designated 423 Company, provided, however, that at any given time, a Related Corporation participating in the 423 Component shall not be a Related Corporation participating in the Non-423 Component.
(o)   “Designated Non-423 Company” means any Related Corporation or Affiliate selected by the Board as participating in the Non-423 Component.
(p)   “Director” means a member of the Board.
(q)   “Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.
(r)   “Employee” means any person, including an Officer or Director, who is “employed” for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation or solely with respect to the Non-423 Component, an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(s)   “Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.
(t)   “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.
(u)   “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)   If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in such source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.

(ii)   In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith in compliance with Applicable Laws and regulations and, to the extent applicable as determined in the sole discretion of the Board, in a manner that complies with Sections 409A of the Code
(iii)   Notwithstanding the foregoing, for any Offering that commences on the IPO Date, the Fair Market Value of the shares of Common Stock on the Offering Date will be the price per share at which shares are first sold to the public in the Company’s initial public offering as specified in the final prospectus for that initial public offering.
(v)   “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or entity and any court or other tribunal, and for the avoidance of doubt, any tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the New York Stock Exchange, the Nasdaq Stock Market and the Financial Industry Regulatory Authority).
(w)   “IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.
(x)   “Non-423 Component” means the part of the Plan, which excludes the 423 Component, pursuant to which Purchase Rights that are not intended to satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees.
(y)   “Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Board for that Offering.
(z)   “Offering Date” means a date selected by the Board for an Offering to commence.
(aa)   “Officer” means a person who is an officer of the Company or a Related Corporation within the meaning of Section 16 of the Exchange Act.
(bb)   “Participant” means an Eligible Employee who holds an outstanding Purchase Right.
(cc)   “Plan” means this Alto Neuroscience, Inc. 2024 Employee Stock Purchase Plan, as amended from time to time, including both the 423 Component and the Non-423 Component.
(dd)   “Purchase Date” means one or more dates during an Offering selected by the Board on which Purchase Rights will be exercised and on which purchases of shares of Common Stock will be carried out in accordance with such Offering.
(ee)   “Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.
(ff)   “Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.
(gg)   “Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
(hh)   “Securities Act” means the U.S. Securities Act of 1933, as amended.

(ii)   “Share Reserve Increase Stock” means, as of the applicable time of measurement, the sum of (i) the number of shares of Capital Stock issued and outstanding and (ii) the number of shares of Capital Stock issuable upon the exercise of any pre-funded warrants (without regard to any beneficial ownership limitations).
(jj)   “Tax-Related Items” means any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising out of or in relation to a Participant’s participation in the Plan, including, but not limited to, the exercise of a Purchase Right and the receipt of shares of Common Stock or the sale or other disposition of shares of Common Stock acquired under the Plan.
(kk)   “Trading Day” means any day on which the exchange(s) or market(s) on which shares of Common Stock are listed, including but not limited to the New York Stock Exchange, Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or any successors thereto, is open for trading.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateVOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV87066-P454081a. Raymond Sanchez, M.D.1b. Gwill YorkFor Against Abstain! !! !! ! !! ! !! ! ! To elect the Board’s Class II Director nominees, Raymond Sanchez, M.D. and Gwill York, to the Board of Directors to hold office until the 2029 Annual Meeting of Stockholders.ALTO NEUROSCIENCE, INC.The Board of Directors recommends you vote FOR the nominees:For Withhold To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026. To approve an amendment and restatement of the Company's 2024 Equity Incentive Plan to treat outstanding pre-funded warrants the same as outstanding shares of Common Stock for purposes of calculating the number of shares to be automatically added to the share reserve thereunder pursuant to the “evergreen” feature of the 2024 Equity Incentive Plan. To approve an amendment and restatement of the Company's 2024 Employee Stock Purchase Plan to treat outstanding pre-funded warrants the same as outstanding shares of Common Stock for purposes of calculating the number of shares to be automatically added to the share reserve thereunder pursuant to the “evergreen” feature of the 2024 Employee Stock Purchase Plan.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate partnership name by authorized officer.NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment, continuation, or postponement thereof.The Board of Directors recommends you vote FOR the following proposals:SCAN TO VIEW MATERIALS & VOTE wALTO NEUROSCIENCE, INC.650 CASTRO STREET, SUITE 450 MOUNTAIN VIEW, CA 94041VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 11, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/ANRO2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 11, 2026. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V87067-P45408Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting: The 2025 Annual Report on Form 10-K, Notice, and Proxy Statement are available at www.proxyvote.com.ALTO NEUROSCIENCE, INC.2026 ANNUAL MEETING OF STOCKHOLDERS May 12, 2026 8:30 a.m., Eastern TimeTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe stockholder(s) acknowledge(s) receipt of the Notice of the 2026 Annual Meeting of Stockholders of Alto Neuroscience, Inc. and the Proxy Statement and hereby appoint(s) Nicholas C. Smith and Erin R. McQuade, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot (with discretionary authority under Proposal 1 to vote for a substitute nominee if either of the nominees is unable to serve or for good cause will not serve), all of the shares of Common Stock of Alto Neuroscience, Inc. that the stockholder(s) is/are entitled to vote at the 2026 Annual Meeting of Stockholders to be held at 8:30 a.m., Eastern Time on Tuesday, May 12, 2026, which will be a virtual stockholder meeting through which you can listen to the meeting and vote online at www.virtualshareholdermeeting.com/ANRO2026, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. The above named proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournments, continuations, or postponements thereof.Continued and to be signed on reverse side